UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  SCHEDULE 14A



           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


   Filed by the registrant  [x]

   Filed by a party other than the registrant [ ]

   Check the appropriate box:

   [ ] Preliminary Proxy Statement

   [ ] Confidential, for Use of the
       Commission Only (as permitted
       by Rule 14a-6 (e) (2))

   [x] Definitive Proxy Statement

   [ ] Definitive Additional Materials

   [ ] Soliciting Material Pursuant to Section 240.14a-12



                              MOLEX INCORPORATED
-------------------------------------------------------------------------------

               (Name of registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

   [x] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

   (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

   (5) Total fee paid:

-------------------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

-------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

   (3) Filing Party:

-------------------------------------------------------------------------------

   (4) Date Filed:




                              MOLEX INCORPORATED
                            2222 Wellington Court
                            Lisle, Illinois 60532
                               (630) 969-4550
                          _________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              October 22, 2004
                          _________________________
To the Stockholders of
MOLEX INCORPORATED

Notice is hereby given that the annual meeting of the stockholders of Molex Incorporated, a Delaware corporation, will be held in the Symposium Theater at the Wyndham Hotel located at 3000 Warrenville Road, Lisle, Illinois, on Friday, October 22, 2004 at 10:00 a.m. Central Daylight Savings Time for the following purposes:

     1. To elect four Class II members of the board of directors for a term of three years.

     2. To adopt the 2004 Molex Incorporated Employee Stock Purchase Plan.

     3. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending June 30, 2005.

     4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The board of directors has fixed the close of business on August 27, 2004 as the record date for determination of the stockholders entitled to notice of and to vote at the meeting, and only stockholders of record at the close of business on said date will be entitled to notice of and to vote at the meeting. A list of all stockholders entitled to vote is on file at the principal executive offices of the Company, 2222 Wellington Court, Lisle, Illinois 60532.

A proxy card, proxy statement and the Annual Report of Molex Incorporated are enclosed with this notice. (See Important Note below.) The Annual Report is not part of the proxy soliciting materials.

Regardless of whether or not you plan to attend the meeting, it is important that your shares are represented and voted. Accordingly, you are requested to complete and sign the enclosed proxy card and return it in the enclosed envelope.

September 15, 2004

                      By Order of the Board of Directors
                              MOLEX INCORPORATED
                              /s/ LOUIS A. HECHT
                          Louis A. Hecht, Secretary



IMPORTANT     Only holders of Common Stock or Class B Common Stock are
  NOTE:       entitled to vote. If you hold only Class A Common Stock,
              you are not entitled to vote and you should not be receiving a proxy card.



                               TABLE OF CONTENTS

INFORMATION ABOUT THE MEETING................................................1
SOLICITATION AND REVOCATION OF PROXIES.......................................1
VOTING RIGHTS AND PROCEDURES.................................................2
INFORMATION ABOUT THE DIFFERENT CLASSES OF MOLEX STOCK.......................3
DESCRIPTION OF THE THREE DIFFERENT CLASSES OF STOCK..........................3
SHARES OUTSTANDING ON THE RECORD DATE........................................3
INFORMATION ABOUT WHO OWNS MOLEX'S STOCK.....................................4
SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS....4
STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS AND DIRECTORS..............6
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................6
INFORMATION ABOUT CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS............7
ORGANIZATION AND ELECTION OF THE BOARD OF DIRECTORS..........................7
BOARD INDEPENDENCE...........................................................7
MEETINGS AND DIRECTOR ATTENDANCE.............................................8
PROCESS FOR NOMINATING BOARD CANDIDATES......................................8
RESTRICTIONS AND OTHER CONDITIONS FOR CONTINUING BOARD SERVICE...............9
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS.......................9
COMMITTEES OF THE BOARD OF DIRECTORS.........................................10
DIRECTORS' COMPENSATION......................................................11
CODE OF ETHICS AND CONDUCT...................................................11
PROPOSAL NO. 1:       ELECTION OF DIRECTORS..................................12
PROPOSAL NO. 2:       ADOPTION OF THE 2004 MOLEX INCORPORATED EMPLOYEE STOCK
                      PURCHASE PLAN..........................................14
PROPOSAL NO. 3:       RATIFICATION OF THE INDEPENDENT AUDITORS...............16
MOLEX'S INDEPENDENT AUDITORS.................................................16
REPORT OF THE AUDIT COMMITTEE................................................16
INDEPENDENT AUDITOR'S FEES...................................................17
INFORMATION ABOUT COMPENSATION AND EXECUTIVE OFFICER TRANSACTIONS............19
SUMMARY COMPENSATION TABLE...................................................19
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004 AND YEAR-END OPTION VALUES...20
OPTION GRANTS IN FISCAL YEAR 2004............................................20
EQUITY COMPENSATION PLAN INFORMATION.........................................21
INDIVIDUAL ARRANGEMENTS INVOLVING FUTURE COMPENSATION........................22
INDEBTEDNESS OF MANAGEMENT...................................................22
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION...............22
STOCKHOLDER RETURN PERFORMANCE PRESENTATION..................................25
OTHER INFORMATION............................................................26

                                       i



                                    EXHIBITS

APPENDIX A - AUDIT COMMITTEE CHARTER........................................A-1
APPENDIX B - COMPENSATION COMMITTEE CHARTER.................................B-1
APPENDIX C - NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER..........C-1
APPENDIX D - EXECUTIVE COMMITTEE CHARTER....................................D-1
APPENDIX E - THE 2004 MOLEX INCORPORATED EMPLOYEE STOCK PURCHASE PLAN.......E-1

                                       ii





                              MOLEX INCORPORATED
                            2222 Wellington Court
                            Lisle, Illinois 60532
                           _______________________

                               PROXY STATEMENT
                           _______________________


                        ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held October 22, 2004

                                                             September 15, 2004

                         INFORMATION ABOUT THE MEETING

SOLICITATION AND REVOCATION OF PROXIES

     General Information

     We are providing these proxy materials in connection with the solicitation of proxies by and on behalf of the board of directors of MOLEX INCORPORATED ("Molex") for use at the Annual Meeting of Stockholders to be held on Friday, October 22, 2004, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment or adjournments thereof. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by executing a subsequent proxy card, by notifying the Corporate Secretary of Molex of such revocation in a written notice received by him at the above address prior to the Annual Meeting of Stockholders or by attending the Annual Meeting of Stockholders and voting in person. In addition to solicitation of proxies by mail, certain officers, directors and regular employees of Molex, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram, telecopier or by personal contacts. This Proxy Statement and proxy card are first being mailed to stockholders on or about September 15, 2004.

     Multiple Stockholders Having the Same Address

     We have adopted the procedure, approved by the Securities and Exchange Commission called "house holding." Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they wish to receive individual copies. If you or other residents at your mailing address own shares of any class of Molex stock, you should have received a notice advising you that your household will be sent only one annual report and proxy statement. If you did not return the "opt-out" card attached to the notice, you were deemed to have consented to such process, which means that you will receive only one copy of the annual report and proxy statement to your address. You may revoke your consent at any time upon written request by sending your name, the name of your brokerage firm (if you are holding stock in "street name"), and your account number to Automatic Data Processing, Inc.-Investor Communication Services, 51 Mercedes Way, Edgewood, NY 11717. The revocation will be effective 30 days following its receipt.

     Any stockholder may have a copy of the annual report and/or proxy statement sent by mailing their written request to Shareholder Services at the address printed on the top of this page or calling (630) 527-4447. If you are receiving multiple copies of the annual report and proxy statement at your address and would like to receive only one copy, please contact us at the foregoing address or phone number.

     Proxy Solicitation Expenses

     All expenses in connection with the solicitation, including postage, printing, handling and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding these proxy materials to beneficial owners, will be paid by Molex.

                                       1

VOTING RIGHTS AND PROCEDURES

     Determination of a Quorum

     The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of each of the Common Stock and Class B Common Stock classes entitled to vote will constitute a quorum at the meeting. Abstentions, broker "non-votes" and withheld votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     Election of Directors

     Directors are elected by a plurality of the vote of the shares of the Common Stock and the Class B Common Stock voting together as a class. The nominees who receive the most votes will be elected. Abstentions, withheld votes and broker "non-votes" will not be taken into account and will have no effect in determining the outcome of the election.

     When electing directors, the holders of the shares of Common Stock and the holders of the shares of Class B Common Stock have non-cumulative voting rights. This means that the holders of a majority of shares of the Common Stock and Class B Common Stock taken together, represented and entitled to vote at a meeting where a quorum is present can elect all of the directors if they choose to do so. In such an event, the holders of the remaining shares will not be able to elect any person or persons to the board of directors.

     Proposals Other Than the Election of Directors

     Subject to certain conditions, all matters, other than the election of directors, submitted to a vote of all the stockholders must be approved separately by both the holders of a majority of the shares of the Common Stock entitled to vote on the subject matter and present in person or by proxy, voting as a class, and by the holders of a majority of the shares of the Class B Common Stock entitled to vote on the subject matter and present in person or by proxy, voting as a class. Abstentions will have the same effect as votes against all proposals (other than the election of directors) presented to the stockholders. A broker "non-vote" will not be considered entitled to vote as to such matters at the meeting, will not be counted as a vote for or against any matter and, accordingly, will have no effect on any proposal presented to the stockholders.

     Under certain circumstances, such as adoption of any amendment to Molex's Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote on the proposal and voting as a class, and of the holders of a majority of the outstanding shares of the Class B Common Stock entitled to vote on the proposal and voting as a class would be required. Under these circumstances, broker "non-votes" will have the same effect as a vote against the proposal.

                                       2




             INFORMATION ABOUT THE DIFFERENT CLASSES OF MOLEX STOCK


DESCRIPTION OF THE THREE DIFFERENT CLASSES OF STOCK

     Molex has three classes of common stock. They are Common Stock, par value $.05 per share ("Common Stock"), Class A Common Stock, par value $.05 per share ("Class A Common Stock"), and Class B Common Stock, par value $.05 per share ("Class B Common Stock").

     Voting Stock: Common Stock and Class B Common Stock

     The holders of Common Stock and Class B Common Stock are entitled to one vote per share upon each matter submitted to the vote of the stockholders and, subject to conditions set forth in greater detail below, vote separately as a class as to all matters except the election of the board of directors. With respect to the election of directors, the holders of Common Stock and Class B Common Stock vote together as a class.

     The right of the Class B Common stockholders to vote separately as a class is subject to applicable law and exists for so long as at least 50% of the authorized shares of the Class B Common Stock are outstanding. As of the Record Date, 64.5% of the authorized shares of Class B Common Stock were outstanding.

     Non-Voting Stock: Class A Common Stock

     The holders of Class A Common Stock have the same liquidation rights and the same rights regarding dividends as the holders of Common Stock or the Class B Common Stock. However, the holders of Class A Common Stock have no voting rights except as otherwise required by law or under certain circumstances. For example, under Delaware General Corporation Law, any amendments to Molex's Certificate of Incorporation changing the number of authorized shares of any class, changing the par value of the shares of any class, or altering or changing the powers, preferences, or special rights of the shares of any class so as to adversely affect them, including the Class A Common Stock, would require the separate approval of the class so affected, as well as the approval of all classes entitled to vote thereon, voting together.

     Class A Common Stock would automatically convert into Common Stock on a share-for-share basis any time upon the good faith determination by Molex's board of directors that either of the following events has occurred: (i) the aggregate number of outstanding shares of Common Stock and Class B Common Stock together is less than 10% of the aggregate number of outstanding shares of Common Stock, Class B Common Stock and Class A Common Stock together; or (ii) any person or group, other than one or more members of the Krehbiel Family (as defined in Molex's Certificate of Incorporation), becomes or is the beneficial owner of a majority of the outstanding shares of Common Stock.

SHARES OUTSTANDING ON THE RECORD DATE

     Only voting stockholders of record at the close of business on August 27, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. As of the close of business on the Record Date, there were outstanding

	100,553,123	shares of Common Stock
         88,543,465     shares of Class A Common Stock
             94,255     shares of Class B Common Stock

                                       3



                     INFORMATION ABOUT WHO OWNS MOLEX STOCK


SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the outstanding equity securities of Molex beneficially owned as of the Record Date by each director, nominee for director, the named executive officers listed in the Summary Compensation Table, all directors, nominees and executive officers as a group and all other persons who are known to Molex to be the beneficial owner of more than five percent of any class of voting securities. The persons named hold sole voting and investment power with respect to the shares of equity securities listed below, unless otherwise indicated. The amounts set forth in the following table reflect all of the stock dividends declared and issued to stockholders through the Record Date.


                                                                                 Number of Shares (a)
                                                                    ---------------------------------------------

Name and Address                                                                      Class B          Class A          Phantom
of Beneficial Owner                    Nature of Ownership          Common Stock    Common Stock     Commom Stock   Stock Units (b)
----------------------           --------------------------------   ------------   --------------    ------------   ---------------
F. A. Krehbiel (c)                                         Direct      3,168,717         41,949.5           1,598                 -
2222 Wellington Ct.                       Partnership/Trustee (d)     21,453,690                -           4,956
Lisle, IL 60532                                       Options (e)              -                -          50,004
                                                     Indirect (f)        3,545,9            5,103         113,259
                                                 Percent of Class          28.0%            49.9%               *
                                 Percent of All Voting Securities                  28.0%

J. H. Krehbiel, Jr. (c)                                    Direct     10,346,860         41,949.5       6,028,695                 -
Wellington Ct.                            Partnership/Trustee (d)     21,453,690                -           4,956
Lisle, IL 60532                                       Options (e)              -                -          50,004
                                                     Indirect (f)      1,215,690            1,701         544,352
                                                 Percent of Class          32.8%            46.3%            7.5%
                                 Percent of All Voting Securities                  32.8%

F. L. Krehbiel (c)                                         Direct        950,227            1,701         601,169                 -
2222 Wellington Ct.                                   Options (e)          6,250                -           6,500
Lisle, IL 60532                                  Percent of Class           1.0%             1.8%               *
                                 Percent of All Voting Securities                   1.0%

Krehbiel Limited                                           Direct     21,407,343                -               -                 -
Partnership (c)(d)                               Percent of Class          21.3%
2222 Wellington Ct.              Percent of All Voting Securities                  21.3%
Lisle, IL 60532

J. J. King                                                 Direct        155,334                -          37,613                 -
                                                     Indirect (f)            733                -             655
                                                      Options (e)        201,293                -         453,178
                                                 Percent of Class              *                                *

M. P. Slark                                                Direct        150,115                -          23,497                 -
                                                     Indirect (f)          1,449                -           9,749
                                                      Options (e)        137,623                -         222,409
                                                 Percent of Class              *                                *

G. Tokuyama                                                Direct         12,500                -          32,530                 -
                                                     Indirect (f)             72                -              88
                                                      Options (e)              -                -         180,000
                                                 Percent of Class              *                                *

J. E. Fleischhacker                                        Direct         79,868                -          20,368                 -
                                                     Indirect (f)             12                -              42
                                                      Options (e)         61,035                -         176,572
                                                 Percent of Class              *                                *

R. B. Mahoney                                              Direct         15,988                -          37,347                 -
                                                     Indirect (f)              -                -              14
                                                      Options (e)              -                -         186,929
                                                 Percent of Class              *                                *

Robert J. Potter                                           Direct         12,401                -               -            44,181
                                                      Options (e)          3,577                -           7,118
                                                 Percent of Class              *                                *

Edgar D. Jannotta (g)                                      Direct         97,813                -          46,720            38,757
                                               Retirement Account              -                -          19,071
                                                      Options (e)          3,577                -           7,118
                                                 Percent of Class              *                                *

                                       4

                                                                                 Number of Shares (a)
                                                                    ---------------------------------------------
Name and Address                                                                      Class B          Class A          Phantom
of Beneficial Owner                    Nature of Ownership          Common Stock    Common Stock     Common Stock   Stock Units (b)
----------------------           -------------------------------    ------------   --------------    ------------   ---------------
Donald G. Lubin                                            Direct          3,692                -           5,262            14,857
                                               Retirement Account          2,666                -           3,812
                                                      Options (e)          3,125                -           4,918
                                                 Percent of Class              *                                *

Masahisa Naitoh                                            Direct          5,916                -               -                 -
                                                      Options (e)          3,125                -           4,918
                                                 Percent of Class              *                                *

Michael J. Birck                                           Direct          9,335                -               -            11,789
                                                      Options (e)          3,125                -           4,918
                                                 Percent of Class              *                                *

Douglas K. Carnahan                                        Direct          3,906                -           3,750            11,894
                                                      Options (e)              -                -           3,700
                                                 Percent of Class              *                                *

Joe W. Laymon                                              Direct              -                -               -             1,362
                                                      Options (e)              -                -              50
                                                 Percent of Class              *                                *

Michelle L. Collins                                        Direct              -                -               -               654
                                                      Options (e)              -                -              50
                                                 Percent of Class              *                                *

All Directors and Executive                   Direct and Indirect     41,436,488           92,404       7,637,273           123,494
Officers as a group,                                  Options (e)        504,226                -       1,796,875
comprising 21 persons                            Percent of Class          41.6%            98.0%           10.2%
including those listed above     Percent of All Voting Securities                  41.6%

AIM Funds Management, Inc. (h)                 Investment Advisor              -                -      10,033,300
5140 Yonge Street - Suite 900                  & Broker or Dealer
Toronto, Ontario
M2N 6X7 Canada                                   Percent of Class                                           11.3%

General Electric                                  Ultimate Parent              -                -      14,896,447
Company ("GE") (i)                             Company of a Group
3135 Easton Turnpike
Fairfield, CT 06431                              Percent of Class                                           16.8%

Barclays Global Investors, NA (j)                 Principal Owner      5,468,554                -               -
45 Fremont Street                               (Bank) in a Group
San Francisco, CA 94105                          Percent of Class           5.4%
                                 Percent of All Voting Securities                   5.4%

______________________________________

*   Denotes less than 1% of the outstanding shares.

(a) In the election of directors, each holder of Common Stock or Class B Common Stock is entitled to one vote for each share registered in his or her name without distinction as to class of stock. Class A Common Stock is generally nonvoting.

(b) These are the phantom stock units credited to outside directors pursuant to the Molex Incorporated Deferred Compensation Plan described in greater detail on page 11. The units cannot be converted into shares of any class of Molex stock, but are settled based on the number of units multiplied by the fair market value of the Common Stock on the date of distribution. Of the units reported for Mr. Potter and Mr. Jannotta, 9,426 units and 5,198 units, respectively, track the value of the Class A Common Stock.

(c) J. H. Krehbiel, Jr. and F. A. Krehbiel are brothers. F. L. Krehbiel is the son of J. H. Krehbiel, Jr. who with his father, uncle and unnamed non-employee adult siblings collectively comprise the "Krehbiel Family".
    As of the Record Date, the Krehbiel Family exercises voting power with respect to 41,599,757 shares of Common Stock (41.4% of the number outstanding); 94,105 shares of Class B Common Stock (99.8% of the number outstanding); and 41,693,862 shares of all the voting securities (41.4% of the number outstanding). In addition, the Krehbiel Family beneficially owns 8,286,853 shares of Class A Common Stock representing 9.3% of the outstanding shares of this class of stock.

(d) J. H. Krehbiel, Jr., F. A. Krehbiel and the J. H. Krehbiel Trust (the "Trust") are each general partners and limited partners of the Krehbiel Limited Partnership (the "Partnership") and share the power to vote and dispose of the 21,407,343 shares of Common Stock held by the Partnership. Pursuant to the Partnership agreement, all voting of the Partnership shares must be done with the unanimous consent of the partners.
    J. H. Krehbiel, Jr. and F. A. Krehbiel are co-trustees of the Trust in which they each share an equal beneficial interest. As trustees of the Trust, they share the power to vote and dispose of the 46,347 shares of Common Stock and the 4,956 shares of Class A Common Stock. For purposes of computing the percent of a class or the percent of all voting securities owned by each of the individual members of the Krehbiel Family, the shares of the Partnership and the Trust have been included.

(e) Shares of Common Stock and Class A Common Stock subject to stock options that may be exercised within 60 days of the Record Date. For the purpose of computing the percent of class owned by officers and directors individually and as a group, the shares that could be acquired within said

                                          5

    60-day period have been deemed to be outstanding as to that individual or group regardless of whether they are actually outstanding.

(f) Certain shares have been reported as "Indirect", which are included in the table above. These shares are owned by members of a household or family, either individually or jointly with the named person, or held in the capacity of trustee or custodian for the benefit of others. As to these shares, the persons above expressly disclaim beneficial ownership and/or personal beneficial interest therein. For purposes of computing the percent of class or the percent of all voting securities, the shares held by a trustee or custodian have not been included as being owned by an individual beneficiary, but have been included as being owned by the trustee or custodian who exercises voting power.

(g) William Blair & Company LLC has served as an investment banking advisor to Molex and has been a market maker for the Common Stock and Class A Common Stock for a number of years. The shares of the Common Stock and Class A Common Stock shown above as owned by Mr. Jannotta do not include shares held by William Blair & Company LLC in its trading account, in its capacity as a market maker, or over which William Blair & Company LLC has voting or investment power in its capacity as a fiduciary.

(h) As reported in a Schedule 13G filed February 13, 2004, AIM Funds Management, Inc. indicating a beneficial ownership of the shares reported above with sole dispositive power and sole voting power with respect to all of the shares.

(i) As reported in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004, 11,753,337 shares represent the total number of shares of Class A Common Stock beneficially owned by certain entities affiliated with General Electric Company ("GE"). The total number of shares includes 3,095,410 shares beneficially owned by General Electric Pension Trust over which GE Asset Management Incorporated shares voting control and the power of disposition and 47,700 shares beneficially owned by GE Frankona Ruckversicherungs AG over which GE Asset Management Incorporated shares voting control and the power of disposition. The total number of shares also includes 8,610,227 shares beneficially owned by certain entities and accounts to which GE Asset Management Incorporated acts as an investment advisor and over which it has sole voting control and power of disposition. GE, GE Asset Management Incorporated, General Electric Pension Trust and Frankona Ruckversicherungs AG each disclaims that it is a member of a "group." GE disclaims beneficial ownership of these shares.

(j) As reported in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004, 5,468,554 shares represent the total number of shares of Common Stock beneficially owned by Barclays Global Investors, NA ("BGI"), Barclays Global Fund Advisors ("BGFA"), Barclays Global Investors, Ltd. ("BGIL"), Barclays Life Assurance Company, Ltd. ("BLAC"), and Barclays Capital Securities Limited ("BCSL"). These entities have the sole power to vote with respect to 4,819,610 shares and sole power to dispose of 4,827,201 shares. The total number of shares beneficially owned by BGI is 4,666,245 shares over which BGI exercises sole voting control and the power of disposition with respect to 4,028,209 shares. The total number of shares beneficially owned by BGFA is 497,823 over which BGFA exercises sole voting control and the power of disposition with respect to 494,506 shares. The total number of shares beneficially owned by BGIL is 289,503 over which BGIL exercises sole voting control with respect to 281,912 shares and the power of disposition with respect to 289,503 shares. The total number of shares beneficially owned by BLAC is 9,350 over which BLAC exercises sole voting control and the power of disposition with respect to 9,350 shares. The total number of shares beneficially owned by BCSL is 5,633 over which BGFA exercises sole voting control and the power of disposition with respect to 5,633 shares. These reporting entities each disclaims that it is a member of a "group."

STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS AND DIRECTORS

     The stock ownership guidelines for executive officers are expressed in terms of the ratio of the value of the stock owned to the base salary. The stock ownership ratio that has been set for executive officers is at least 2, subject to the following exceptions: someone who is retiring within the next
3 years; someone who is a newly appointed executive officer of Molex will have 5 years to achieve the specified ratio; or special circumstances, e.g., someone who, in the opinion of the Nominating and Corporate Governance Committee, would suffer hardship. The outside directors have the opportunity to obtain Molex stock or its equivalent by acquiring shares in the open market, exercising stock options granted to them on an annual basis, and/or participating in the Deferred Compensation Plan that pays cash based upon the value of phantom stock units that tracks the value of Molex stock as described in greater detail below in the section entitled "DIRECTORS' COMPENSATION." The outside directors have stock ownership guidelines expressed in terms of shares of Molex stock or phantom stock units rather than a ratio. With the exception of hardship, the outside director stock ownership guidelines are, after 3 years, 500 shares/units and, after 6 years, 1,000 shares/units.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Molex's directors and executive officers, among others ("Reporting Persons"), to file reports of Molex stock ownership and changes in Molex stock ownership with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc. Persons subject to Section 16 are required by SEC regulations to furnish Molex with copies of all Section 16(a) reports that they file. As a matter of practice, Molex's staff assists Molex's executive officers and directors in preparing and filing these reports. Based solely on its review of the copies of such reports furnished to Molex and on written representations, Molex believes that during the last fiscal year, the Reporting Persons filed the required reports on a timely basis under Section 16(a) except that during fiscal year 2004, F. A. Krehbiel reported two sales occurring on the same day one business day late.

                                       6

                                INFORMATION ABOUT
                   CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

ORGANIZATION AND ELECTION OF THE BOARD OF DIRECTORS

     Under the by-laws of Molex, the board of directors can set the number of directors between six and fifteen. As a matter of policy, the board of directors has decided that the number of directors should be not less than 12 or more than 15 directors. Currently, the board of directors comprises thirteen members who are divided into three classes with staggered terms. Specifically, the board of directors is divided into Class I, Class II and Class III directors, with one class to be elected each year. As a result, Molex stockholders elect approximately one-third of the board of directors each year at the annual meeting of stockholders for a term expiring at the third meeting following their election.

     Vacancies on the board of directors may occur due to a number of reasons including, death, resignation, removal or expanding the size of the board of directors. Under Molex's by-laws, the board of directors has the authority to fill any vacancy until the next Annual Stockholders' Meeting when the shareholders will vote on the candidate(s).

     Molex's board of directors has created four committees to perform certain functions. A description of these committees and their responsibilities are set forth below in the section entitled "COMMITTEES OF THE BOARD OF DIRECTORS."

BOARD INDEPENDENCE

     Under the applicable rules adopted by The Nasdaq Stock Market, Inc. ("Nasdaq Rules"), the market on which Molex shares are traded and governs the companies that are listed on the exchange, there are certain requirements and qualifications that the board of directors must have. For example, the Nasdaq Rules require that the full board of directors have the responsibility of determining the "independence" of the members of the board of directors. The definition of "independence" under the Nasdaq Rules includes a series of objective minimum tests, such as that a director is not an employee of the company and has not engaged in various types of business dealings with the company. Molex has adopted a more stringent test regarding the quantitative nature of any business relationship than required under the Nasdaq Rules. In order to be deemed independent, a director cannot be affiliated with a business organization that either paid or received payments to or from Molex during any one of the past 3 fiscal years that exceed 2% (rather than the 5% required by Nasdaq) of the recipient's gross revenues for that year or $200,000, whichever is more (subject to certain exceptions). In addition, as required by the Nasdaq Rules, the Board has made the subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the company with regard to each director's business and personal activities as they relate to Molex and Molex's management.

     In July of 2004, the board of directors determined that all eight of the outside directors of Molex are "independent", forming an independent majority as required under the Nasdaq Rules. The names of the independent members of Molex's board of directors are:

        * Michael J. Birck              * Douglas K. Carnahan
        * Michelle L. Collins           * Edgar D. Jannotta
        * Joe W. Laymon                 * Donald G. Lubin
        * Masahisa Naitoh               * Robert J. Potter

     The Nasdaq Rules also require that the members of the Compensation Committee and the Nominating and Corporate Governance Committee be independent as defined above. The level of independence for members of the Audit Committee is higher than that required for the other independent board or committee members. The board of directors determined that all the members of the Compensation Committee and the Nominating and Corporate Governance Committee are independent and that all three of the outside directors comprising the Audit Committee have met the higher independent standards and the other requirements set forth in greater detail in the section entitled "COMMITTEES OF THE BOARD OF DIRECTORS."

                                       7

MEETINGS AND DIRECTOR ATTENDANCE

     During the last fiscal year, there were four meetings of the board of directors. The independent members of the board of directors meet regularly in executive session without the presence of management or inside directors three times every year at the conclusion of each scheduled quarterly meeting except the meeting held in October. Although Molex has no formally designated "Lead Director", the Chairman of the Nominating and Corporate Governance Committee acts as Chairman for these executive sessions.

     During last fiscal year, each director attended at least 75% of the aggregate of the total number of meetings of the board of directors and committees on which he/she served, except Joe W. Laymon, who attended 4 out of 6 Board and Compensation Committee meetings. One of the meetings that Mr. Laymon missed was due to medical reasons.

     Molex's corporate governance guidelines require the members of the board of directors to make every reasonable effort to attend Molex Annual Stockholders' Meeting. Last year, all the members of the board of directors were present.

PROCESS FOR NOMINATING BOARD CANDIDATES

     An updated publication of the Nominating and Corporate Governance Committee ("NCGC") charter containing the most current qualifications and procedures for nominating director candidates is attached to the proxy statement as Appendix C and can be found on Molex's website at www.molex.com under the Investors/Corporate Governance Section.

     Board Qualifications

     The minimum qualifications sought by Molex are set forth in Exhibit A to the NCGC charter attached to this proxy statement as Appendix C. Generally, candidates are selected on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity, their ability to make independent, analytical inquiries, and their experience with and understanding of the business environment in which Molex operates.

     Procedures for Identifying and Evaluating Director Candidates

     The "Procedures for Identifying and Evaluating Candidates for Director" are set forth in Exhibit B to the NCGC charter attached to this proxy statement as Appendix C. As a general statement of policy, the written procedure provides:

          "The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board."

     The NCGC will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent. The NCGC has the authority to retain a third party, e.g., a professional recruiter, to assist in identifying qualified candidates. Professional services of this kind have been used in the past.

     Procedures for Shareholders Submitting Nominating Recommendations

     The "Procedures for Shareholders Submitting Nominating Recommendations" are set forth in Exhibit C to the NCGC charter attached to this proxy statement as Appendix C. The procedures cover the timing, manner and address for submission, information concerning the recommending shareholder(s) and information concerning the proposed nominee. Shareholders may recommend candidates by writing to the Secretary of Molex at 2222 Wellington Court, Lisle, IL 60532. Among other things, the recommendation must include the following information:

        * Information concerning the recommending shareholders as set forth in the procedures.

                                       8

        * Information concerning the proposed nominee including qualifications and any relationships he/she may have with the recommending shareholders or Molex management as set forth in the procedures.

     The procedures state "Acceptance of a recommendation does not imply that the NCGC will nominate the recommended candidate."

RESTRICTIONS AND OTHER CONDITIONS FOR CONTINUING BOARD SERVICE

     Removal for Cause

     Section 141(k) of the Delaware General Corporation Law ("Section 141(k)") provides that directors serving on a classified board cannot be removed without cause, unless the certificate of incorporation provides otherwise. Molex's Certificate of Incorporation does not prohibit the application of Section 141(k) to its board of directors. Therefore, the stockholders of Molex cannot remove incumbent directors from office without a valid reason for doing so under Delaware law.

     Limitations on the Number of Additional Boards on Which Molex Directors May Serve

     Aside for removal for cause, Molex has issued several guidelines regarding continued service on the board of directors. Because of the increasing demands of public board service, the number of additional public company boards of directors on which Molex directors may serve is limited as follows:

        * Outside directors shall be limited to service on three other public company boards of directors.

        * The Chief Executive and Chief Operating Officers shall each be limited to service on two other public company boards of directors.

     Change of Employment

     Any member of the board of directors whose principal job changes is required to submit his or her resignation. Depending upon whether the change of employment is deemed to affect an individual's qualifications or desirability to serve on Molex's board of the directors, the board of directors, in its discretion, may accept the resignation.

     Term Limits and Retirement

     Molex has decided not to impose term limits or mandatory retirement requirements. Molex is in a specialized global industry that is not easily understood. The experience obtained at Molex over a prolonged period through different business cycles in the marketplace is an extremely valuable asset.
It is the judgment of the board of directors that the experience acquired over a long tenure with Molex outweighs any potentially negative consequences for not having term limits or a mandatory retirement age.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The "Procedures for Shareholder Communications With Directors" are set forth in Exhibit D to the NCGC Charter attached to this proxy statement as Appendix C. The procedures set forth where to address communications and how the communications will be handled. Any communications to the Board, either as a group or to individual members, or questions regarding these procedures may be addressed to the Corporate Secretary at 2222 Wellington Court, Lisle, IL 60532.

     Stockholder Proposals

     In order to be considered for inclusion in our proxy materials for Molex's 2005 Annual Stockholders' Meeting, a stockholder proposal must be submitted to the Corporate Secretary, at the Corporate headquarter address noted above on or before May 19, 2005. Molex's by-laws provide that stockholder nominations for persons for election to Molex's board of directors and proposals for business to be considered at an annual stockholders meeting that are not included in our proxy materials must satisfy certain conditions including submitting notice of such nomination or proposal to Molex not more than 90 days or less than 60 days prior to the anniversary of the preceding year's annual meeting of stockholders. Proxies solicited with respect to next year's Annual Stockholders Meeting may confer discretionary authority to vote on various matters, including any matter with respect to which Molex did not receive notice by August 29, 2005.

                                       9


COMMITTEES OF THE BOARD OF DIRECTORS

     Molex has four committees of the board of directors. They are the Compensation Committee, the Audit Committee, the Nominating and Corporate Governance Committee and the Executive Committee. Each committee operates in accordance with a charter that can be viewed on Molex's website (www.molex.com) and as appendices to this proxy statement. Information about each committee is set forth below in the table.

Name of Committee                                                                                             No. of
 and Members               Composition, Functions and Additional Information                                 Meetings
---------------------      -----------------------------------------------------------------------           ----------
Audit                      The Audit Committee consists of three outside directors who are                   8 meetings
 Michael J. Birck          "independent", are able to read and understand fundamental financial
 Douglas K. Carnahan*      statements and have obtained a certain level of financial
 Robert J. Potter          sophistication as defined under the Nasdaq Rules.  Molex's Audit
Charter - Appendix A       Committee does not have a "Financial Expert" as defined (but not required) by the applicable SEC Rules. Given the level of financial sophistication and business experience of the Audit Committee members, the board of directors believes that the Audit Committee members can perform the audit committee functions as required.
                           This Committee oversees the creation and implementation of internal control policy, is responsible for the hiring of the outside independent auditors and the review of their findings, establishes policies relating to auditor fees, and approves any auditor fees. (See the "REPORT
                           OF THE AUDIT COMMITTEE" on the page 16.) At the conclusion of every meeting, the Committee meets with the auditors without the presence of management.

Compensation
 Joe W. Laymon             The Compensation Committee consists of three directors who are                    2 meetings
 Masahisa Naitoh           "independent" and are "outside directors" as defined under the
 Robert J. Potter*         Nasdaq Rules, Section 162(m) of the Internal Revenue Code and Rule 16b-3          1 consent
Charter - Appendix B       of the Securities Exchange Act of 1934. There are no Committee
                           interlocks that must be disclosed under SEC Rules.

                           This Committee has the authority to approve the compensation of the executive officers of Molex.  Compensation includes base salary, cash bonus, and any awards and grants under stock bonus or option plans.

Nominating and             The NCGC consists of outside directors who are "independent" as                   2 meetings
Corporate Governance       defined under the Nasdaq Rules. This Committee recommends the
("NCGC")                   nominees or candidates for Molex's board of directors and the
 Michelle L. Collins       different committees of the board of directors, establishes
 Edgar D. Jannotta*        qualifications for directors and procedures for identifying and
 Donald G. Lubin           soliciting potential candidates, recommends the corporate governance
Charter - Appendix C       guidelines, oversees the evaluation of the board of directors and its committees, and oversees the succession planning for top
                           management.

Executive                  The Executive Committee acts between meetings of the full board of                0 meetings
 Michael J. Birck          directors.  The Executive Committee charter provides, among other
 J. Joseph King            things, that no action can be taken by the Executive Committee that               8 consents
 Frederick A. Krehbiel*    would require a majority of independent directors. The Executive
 John H. Krehbiel, Jr.*    Committee customarily conducts no regularly scheduled or special
 Edgar D. Jannotta         meetings and takes action by written consents.
 Martin P. Slark
Charter - Appendix D

*  Committee Chair

                                       10

DIRECTORS' COMPENSATION

     Director Fees

     Each director who is not a salaried employee of Molex receives compensation at the rate of $35,000 per year for serving as a director, $2,000 for attending a regular or special board meeting plus reimbursement of all reasonable travel and out-of-pocket expenses associated with attending such meeting. The chairmen of the committees are given an additional amount in his or her per meeting fee in view of their increased responsibilities. The meeting fee paid to the chairmen of Compensation and Nominating and Corporate Governance Committees is $3,000 per meeting while the meeting fee for the Chairman of the Audit
Committee is $4,000 per meeting.

     Stock Options

     Each outside director receives an automatic annual non-discretionary stock option grant under the 2000 Molex Incorporated Incentive Stock Option Plan (the "ISO Plan"). These grants occur as of the date of the Annual Stockholders' Meeting with an exercise price equal to the fair market value of the Class A Common Stock on such date of grant. Each option generally has a five-year term and becomes exercisable in four equal annual installments. The number of shares subject to the option granted to each outside director is 200 multiplied by the number of years of service or fraction thereof. The amount of shares increases to 500 multiplied by the number of years of service or fraction thereof, if the following two financial conditions are met for the fiscal year ended immediately prior to the grant:

     (1) Molex's net profits (after taxes) are at least ten percent (10%) of the net sales revenue; and

     (2) Molex's net sales revenue increased at least 1.5 times the "Worldwide Growth" of the general connector market as compared to the previous year's net sales revenue. For purposes of determining the Worldwide Growth, the Compensation Committee chooses one or more outside independent sources.

     Notwithstanding the foregoing, the number of shares subject to the annual option given to each outside director under the ISO Plan cannot exceed 3,000 shares or an amount whose fair market value on the date of grant is $100,000. Because the ISO Plan's financial goals were not achieved for the fiscal year just ended, the number of shares subject to the option that will be granted to the outside directors with respect to such year will be determined by multiplying 200 by the number of years of service or fraction thereof.

     Deferred Compensation Plan

     Each director is eligible to participate in The Molex Incorporated Deferred Compensation Plan under which he or she may elect on a yearly basis to defer all or a portion of the following year's compensation. A participant may elect to have the amount deferred (1) accrue interest during each calendar quarter at a rate equal to the average six month Treasury Bill rate in effect at the beginning of each calendar quarter, or (2) credited as stock "units" whereby each unit is equal to one share of Common Stock. The cumulative amount that is deferred for each participating director is subject to the claims of the general creditors of Molex. Upon termination of service as a director, the accumulated amount is distributed in a lump sum. At the time of distribution, any stock units are converted into cash by multiplying the number of units by the fair market value of the stock as of the payment date.

CODE OF ETHICS AND CONDUCT

     Molex has adopted a Code of Ethics and Conduct (the "Code"). The full text of the Code can be found on Molex's website at www.molex.com. The Code applies not only to the executive and financial officers, but also to all employees and the members of the board of directors. Molex intends to post any amendments to or waivers from the Code on its website.

                                       11

PROPOSAL NO. 1:	ELECTION OF DIRECTORS

     The following information is provided with respect to all of the members of the board of directors:

CLASS II DIRECTORS WHO ARE SUBJECT TO ELECTION THIS YEAR

     The triennial election of the Class II members of the board of directors consisting of four directors will take place at this meeting. Each Class II director will serve for three years until the 2007 annual stockholders meeting, or until his successor shall be elected and shall qualify. The voting persons named in the enclosed proxy card intend to nominate and vote in favor of the election of the persons named below unless authorization is withheld. If any of the nominees becomes unavailable for election, votes will be cast for the election of such other person or persons as the proxy holders, in their judgment, may designate. No circumstances are presently known which would render any of the nominees named herein unavailable. The Board of Directors recommends a vote "FOR" the election of each of the following nominees.

Frederick A. Krehbiel (a) - Co-Chairman of the Board of Molex.(b) Director since 1972 (c) and member of the Executive Committee. Age 63.

     Mr. Krehbiel was elected Vice Chairman and Chief Executive Officer in 1988 and Chairman of the Board of Directors in 1993. He became Co-Chairman in 1999 and served as Co-Chief Executive Officer from 1999-2001. Mr. Krehbiel serves on the board of directors of Tellabs, Inc., W. W. Grainger, Inc. and DeVry Inc.

Masahisa Naitoh -Chairman and CEO of The Institute of Energy Economics, Japan (private think tank). Director since 1995 and member of the Compensation Committee. Age 66.

     During the last five years, Mr. Naitoh has been associated with various Japanese government agencies and companies and academic institutions around the world. He has served with The Institute of Energy Economics since 1994 in different positions. From 1997-2003, he worked for Itochu Corporation, a Japanese global trading firm, first as a Senior Managing Director (1997-1998), then as Executive Vice President (1998-2000), and finally as Executive Vice Chairman (2000-2003). Mr. Naitoh also serves on the board of directors of E. I. DuPont de Nemours and Company.

Michael J. Birck - Chairman of the Board of Tellabs, Inc. (telecommunications equipment). Director since 1995. Member of the Audit Committee and the Executive Committee. Age 66.

     Mr. Birck is a founder of Tellabs, Inc. and was its President and Chief Executive Officer from its inception in 1975 until 2000 and from 2002 to 2004. Mr. Birck has held the title of Chairman of the Board of Tellabs since its founding to the present time. In addition to serving on the board of directors of Tellabs, Inc., he also serves on the board of Illinois Tool Works Inc.

Martin P. Slark - President and Chief Operating Officer of Molex.(b) Director since 2000 and member of the Executive Committee. Age 49.

     Mr. Slark has worked at Molex since 1976 filling various administrative, operational and executive positions both internationally and domestically. Prior to his current position, he served as Executive Vice President from 1999-2001. Mr. Slark assumed the post of President and Chief Operating Officer on July 1, 2001. Mr. Slark serves on the board of directors of Hub Group, Inc.

CLASS III DIRECTORS WHOSE TERM EXPIRES 2005

John H. Krehbiel, Jr. (a) - Co-Chairman of the Board of Molex.(b) Director since 1966(c) and member of the Executive Committee. Age 67.

     President of Molex 1975-1999 and Chief Operating Officer 1996-1999.
     Mr. Krehbiel became Co-Chairman in 1999 and served as Co-Chief Executive Officer from 1999-2001.

Robert J. Potter - President and Chief Executive Officer of R. J. Potter Company (consulting business). Director since 1981. Chairman of the Compensation Committee and member of the Audit Committee. Age 71.

     Prior to founding R. J. Potter Company in 1990, Dr. Potter was President and Chief Executive Officer of Datapoint Corporation (local area networks, video teleconferencing and computer systems) from 1987-1990. Dr. Potter serves on the board of directors of Cree, Inc. and Zebra Technologies Corporation.

Edgar D. Jannotta - Investment banker and Chairman of William Blair & Company, LLC. (securities and investment banking). Director since 1986. Chairman of the Nominating and Corporate Governance Committee and member of the Executive Committee. Age 73.

                                       12

     In 1959, Mr. Jannotta joined William Blair & Company, serving in various capacities including Managing Partner (1977-1994), Senior Partner (1995-1996), Senior Director (1996-2001), and Chairman (2001-). During
     the last five years, William Blair & Company, LLC has performed investment-banking services for Molex. Mr. Jannotta serves on the board of directors of Bandag, Incorporated, Aon Corporation and Exelon Corporation.

Donald G. Lubin - Partner of Sonnenschein Nath & Rosenthal (private law practice). Director since 1994 and member of the Nominating and Corporate Governance Committee. Age 70.

     Mr. Lubin joined Sonnenschein Nath & Rosenthal in 1957, has been a partner since 1964 and was Chairman from 1991 to 1996. Sonnenschein Nath & Rosenthal is one of Molex's principal outside law firms that has performed services on behalf of Molex since 1987. Mr. Lubin serves on the board of directors of McDonald's Corporation.

CLASS I DIRECTORS WHOSE TERM EXPIRES 2006

Fred L. Krehbiel (a) - President of the Connector Products Division (Americas).(b) Director since 1993. Age 39.

     Mr. Krehbiel worked at Molex since 1988 in various engineering, marketing and managerial capacities. Prior to his current position, he served as the Assistant to the Regional President (Americas) for the Global Desktop Business (1998-2000) and then the President of the Automotive Division (Americas) from 2000-2003.

Douglas K. Carnahan - Retired former executive of Hewlett-Packard Company (computers, computer peripherals and instrumentation). Director since 1997 and Chairman of the Audit Committee. Age 63.

     Mr. Carnahan joined Hewlett-Packard in 1968 and served in several diverse positions in manufacturing, engineering and management. He served as General Manager of the Printing Systems Group from 1990-1995 and was elected Vice President in 1992. From 1995-1998, Mr. Carnahan was
     General Manager of the Measurement Systems Organization. In 1995, he was elected Senior Vice President. Mr. Carnahan continued managing the Measurement Systems Organization that included Hewlett-Packard's analytical, medical, components and information storage businesses until he retired in 1998.

J. Joseph King - Vice Chairman of the Board and Chief Executive Officer of Molex.(b) Director since 1999 and member of the Executive Committee. Age 60.

     Mr. King has worked at Molex since 1975 filling various administrative, operational and executive positions both internationally and domestically. Prior to his current position, he served as President and Chief Operating Officer of Molex (1999-2001). He assumed the post of Vice Chairman and Chief Executive Officer effective July 1, 2001. Mr. King serves on the board of directors of Cabot Microelectronics Corporation.

Joe W. Laymon - Group Vice President, Corporate Human Resources & Labor Affairs of Ford Motor Company (automobile manufacturer). Director since 2002 and member of the Compensation Committee. Age 51.

     After working for the U.S. State Department-Agency for International Development, Mr. Laymon held various human resource positions at Xerox Corporation (1979-1996) and Eastman Kodak Company (1996-2000). He joined Ford Motor Company in March 2000 as the Executive Director (2000-2001) and then Vice President (2001-2004) of Human Resources Business Operations before assuming his present position in 2004.

Michelle L. Collins - Managing Director of Svoboda, Collins LLC (private equity firm). Director since 2003 and member of the Nominating and Corporate Governance Committee. Age 44.

     Ms. Collins co-founded Svoboda Collins LLC in 1998. From 1992-1997,
     Ms. Collins was a partner in the Corporate Finance Department of William Blair & Company, LLC. Ms. Collins serves on the board of directors of CDW Corporation.

______________

(a) Frederick A. Krehbiel and John H. Krehbiel, Jr. are brothers and Fred L. Krehbiel is the son of John H. Krehbiel, Jr. (collectively the "Krehbiel Family"). The members of the Krehbiel Family may be considered "control persons" of Molex. Other than the Krehbiel Family, no director or executive officer has any family relationship with any other director or executive officer.

(b) These nominees hold positions as directors and/or officers of one or more of the subsidiaries of Molex. Only the principal positions are set forth.

(c)  Includes period served as a director of Molex's predecessor.

                                       13


PROPOSAL NO. 2:  APPROVAL OF THE 2004 MOLEX INCORPORATED
                 EMPLOYEE STOCK PURCHASE PLAN

OVERVIEW OF THE AMENDED AND RESTATED PLAN

     Background

     On July 30, 2004, the board of directors (the "Board") adopted The 2004 Molex Incorporated Employee Stock Purchase Plan (the "Plan"). A copy of the Plan document is attached at the end of this proxy statement as Appendix E.

     Purpose of the Plan

     The purpose of the Plan is to help and encourage employees of Molex and its subsidiaries to own Molex Common Stock ("Stock").

     Vote Necessary to Adopt the Proposal

     Adoption of this proposal will require the affirmative vote of the holders of a majority of the shares of the Common Stock entitled to vote and present in person or by proxy, voting as a class, and the holders of the majority of the shares of the Class B Common Stock entitled to vote and present either in person or by proxy, voting as a class. Directors and officers of Molex control approximately 41.6% of the outstanding Common Stock and approximately 98.0% of the outstanding Class B Common Stock entitled to vote. The directors and officers intend to vote for this proposal. Abstentions will have the same effect as a vote against the proposal. Broker "non-votes" will not be considered entitled to vote as to this matter and will have no effect on the adoption of the amendment and restatement.

     Your Board of Directors recommends a vote FOR this proposal. The enclosed proxy will be voted FOR the proposal unless a contrary specification is made.

GENERAL PLAN INFORMATION

     The following is a description of the material provisions of the Plan. The description is qualified in its entirety by reference to the full Plan document appended to this proxy statement as Appendix E.

     Duration of the Plan

     The Plan will expire on December 31, 2014.

     Administration

     The Plan is administered by a committee (the "Committee") initially comprising Kathi M. Regas, Corporate Vice President, Mark Montague, Regional Vice President-Human Resources for the Americas Region, and Kerry Mulligan, Director of Corporate Reporting & Planning. The Committee has wide latitude in providing policies and procedures regarding the implementation in accordance with the terms and conditions of the Plan.

Stock Reserved Under the Plan

     The shares reserved for issuance under the Plan are 200,000 shares of Stock subject to adjustment more fully discussed under the heading entitled "Adjustment of the Number of Shares". The Stock issued under the Plan may be treasury shares purchased on the open market or otherwise, authorized but unissued shares, or reacquired shares.

     Eligibility

     Any employee of Molex or any affiliate company of Molex is eligible to participate in the plan. Executive officers and directors are specifically excluded from participation in the Plan.

     Employee and Matching Contributions

     The maximum amount of employee contributions that can be used to purchase Stock under the Plan to one individual during a calendar year cannot exceed $2,500 for employees with more than 10 years' service or $1,250 for employees with up to 10 years service. Each quarter, Molex will contribute to each employee's account an amount of shares of Stock equal to 15% of the employee's contribution for that quarter.

                                       14

     Vesting and Withdrawals

     All of the Stock held in an employee's account is 100% vested.   An
employee may withdraw all or any part of his/her account at any time.

     Purchase and Allocation of Stock

     Once each quarter (the "Investment Date") after the close of the quarters ending March 31, June 30, September 30 and December 31, the employee's contribution will be used to purchase shares of Stock that will be credited to the employees' account. The share price that will be used to determine the number of shares of Stock is the average closing price of each trading day for that quarter.

     Amendment of the Plan

     The Board, at its discretion, may amend the Plan at any time, subject to stockholder approval if required by the applicable SEC or Nasdaq Rules. At this time, these rules require that Molex's stockholders must approve all material amendments to the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following discussion is only a summary of the U.S. federal income tax consequences of acquiring Stock under the Plan and does not cover the U.S. federal income tax effects if the described conditions are not met. The following discussion does not purport to be complete and does not describe state, local or foreign tax law.

     U.S. Tax Consequences When Stock Is Credited to an Employee's Account

     Employee Contribution. When the shares of Stock are credited to an employee's account on the Investment Date, the employee will recognize ordinary income with respect to the shares of Stock credited to his/her account as a result of his/her contribution. The amount of ordinary income is equal to the difference between the fair market value on the Investment Date and the average quarterly price that was used to calculate the number of shares of Stock that will be credited to an employee's account multiplied by the number of shares, but only if the fair market value on the Investment Date is greater than the average quarterly price. If the fair market value on the Investment Date is less than the average quarterly price, there will not be a loss - instead, there will be a higher tax basis when the Stock is sold as noted below.

     Company Match. The employee will recognize ordinary income with respect to the shares of Stock credited to his/her account as a result of the 15% Molex match. The amount of the ordinary income is equal to the fair market value of the Stock credited as of the Investment Date. Because the amount of the Company match is considered compensation, the amount appears on the employee's W-2 Form and Molex is entitled to a deduction equal to the compensation.

     U.S. Tax Consequences When Shares Acquired Under the Plan Are Sold

     Upon the sale of the shares of Stock acquired under the plan, the excess of the aggregate selling price over the aggregate tax basis will be taxable as a capital gain (or loss). Such capital gain (or loss) will be long-term if the shares have been held for more than 12 months after the date an employee becomes subject to taxation with respect to the acquisition, and short-term if the shares have been held for less than that period. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term gain (or loss) commences on the date of the acquisition of the shares, i.e., the Investment Date. This amount must be reported for the calendar year of sale. No tax consequences accrue to the Company upon sale.

     The tax basis for shares acquired under the Plan by virtue of the employee's contribution is the greater of the fair market value on the Investment Date or the average quarterly price. The tax basis for shares acquired under the Plan by virtue of the company match is the fair market value on the Investment Date.

PLAN BENEFITS

     The size of future purchases and matching shares of Stock to eligible employees under the Plan is not determinable as of the date of this proxy statement because of the discretionary nature of such transactions. Because of the ineligibility of executive officers and directors, they can acquire no shares of Stock under the Plan.

                                       15


PROPOSAL NO. 3:	RATIFICATION OF INDEPENDENT AUDITORS

MOLEX'S INDEPENDENT AUDITORS

     Molex has selected Deloitte & Touche LLP as its independent auditors for the current fiscal year to perform work related to auditing the annual financial statements and reviewing the financial statements included in Molex's Forms 10-Q. The decision to retain Deloitte & Touche LLP was made by the Audit Committee and the decision to place the ratification of the independent auditors on the annual meeting agenda was approved by the board of directors.

     Deloitte & Touche LLP has served as Molex's principal independent auditors since December 1986. A representative of Deloitte & Touche LLP is expected to be present at the upcoming Annual Meeting of Stockholders and will be offered the opportunity to make a statement if desired and will be available to respond to appropriate questions.

     Vote Necessary to Adopt the Proposal

     Although stockholder approval is not required, the appointment of Deloitte & Touche LLP is being submitted for ratification at the Annual Stockholders' Meeting with a view towards soliciting stockholders' opinions, which the Audit Committee will take into consideration in future deliberations.

     Adoption of this proposal will require the affirmative vote of the holders of a majority of the shares of the Common Stock entitled to vote and present in person or by proxy, voting as a class, and the holders of the majority of the shares of the Class B Common Stock entitled to vote and present either in person or by proxy, voting as a class. Directors and officers of Molex control approximately 41.6% of the outstanding Common Stock and approximately 98.0% of the outstanding Class B Common Stock entitled to vote. The directors and officers intend to vote for this proposal. Abstentions will have the same effect as a vote against the proposal. Broker "non-votes" will not be considered entitled to vote as to this matter and, accordingly, will have no effect on this proposal.

     Your Board of Directors recommends a vote FOR this proposal. The enclosed proxy will be voted FOR the proposal unless a contrary specification is made.

REPORT OF THE AUDIT COMMITTEE

     Management is responsible for Molex's financial statements and the financial reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of Molex's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those statements. The Audit Committee monitors and oversees these processes on behalf of the board of directors.

     As more fully detailed in the charter, the Audit Committee's primary responsibilities fall into the following general categories:

        * Selecting, monitoring and evaluating the independent auditors and ensuring that the auditors are independent and not subject to any conflicts.

        * Monitoring the integrity of Molex's audit and financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

        * Providing an avenue of communication between the independent auditors, management, and the board of directors.

     In the discharge of its duties, the Audit Committee performed the following:

        * Reviewed and discussed Molex's audited annual financial statements and unaudited quarterly financial statements with management and Deloitte & Touche LLP.

        * Discussed the reasonableness of significant financial reporting issues and judgments made in connection with the preparation of Molex's financial statements, including the quality (and not just the acceptability) of Molex's accounting principles.

        * Discussed the clarity and completeness of the financial disclosures.

                                       16

        * Reviewed the scope and overall plans for the annual audit.

        * On a quarterly basis, reviewed Molex's financial results prior to their public issuance.

        * Reviewed significant legal developments.

        * Discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee).

        * Received from Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee was advised by Deloitte & Touche LLP that no member of the firm has any financial interest, either direct or indirect, in Molex or any of its subsidiaries, during the time period that it has served in the capacity as independent auditor of Molex, and that it has no connection with Molex or any of its subsidiaries in any capacity other than as public accountants.

        * With respect to auditor fees, set forth guidelines regarding whether and under what circumstances Deloitte & Touche LLP may perform nonaudit services for Molex, monitored the services provided by the independent auditors, pre-approved all audit-related and tax services, discussed with Deloitte & Touche LLP the effect of the nonaudit services performed on auditor independence, and concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm's independence in conducting its auditing functions.

     Based on the review and discussions referred to above, the Audit Committee concluded that Deloitte & Touche LLC are independent and recommended to Molex's board of directors that Molex's audited financial statements be included in Molex's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

Douglas K. Carnahan, Chairman
Robert J. Potter
Michael J. Birck

INDEPENDENT AUDITOR'S FEES

     Policies and Procedures Regarding the Approval of Auditor Fees and Services

     The Audit Committee's Pre-Approval Policy allows for the pre-approval of audit, audit-related, tax and other authorized services that are specifically listed by the Committee on an annual basis. The Audit Committee may delegate pre-approval authority to one or more of its members. The Audit Committee establishes pre-approval fee levels for all services provided by Molex's independent auditors periodically. Any services exceeding these fee levels require specific pre-approval by the Committee.

     Fees Billed by the Independent Auditors

     The following table sets forth the aggregate fees billed or expected to be billed by Deloitte & Touche LLP including all associated "out-of-pocket" costs for both audit and nonaudit services rendered for the fiscal years ended
June 30, 2004 and June 30, 2003 on behalf of Molex and its subsidiaries:


                                      Fiscal Year 2004     Fiscal Year 2003
                                      ----------------     ----------------
    Audit Fees.....................     $  1,122,350         $    988,500
    Audit-Related Fees.............     $    153,850         $    205,660
    Tax Fees.......................     $  1,371,180         $  1,861,300
    All Other Fees.................     $    110,000         $    386,000
                                        ------------         ------------
            Total Fees.............     $  2,757,380         $  3,441,460


     Audit Fees. These are fees for all services performed to comply with generally accepted auditing standards including the annual audit of Molex's financial statements, the quarterly reviews of the financial statements included in our Forms 10-Q, and services provided in connection with statutory and regulatory filings. This category would also include fees for services that only the independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with the review of documents filed with the SEC. During fiscal years 2004 and 2003, Molex paid Deloitte & Touche LLP the fees set forth in the above table for audit services.

                                       17

     Audit Related Fees. These are fees for services that are reasonably related to the performance of the audit or review of the financial statements. These services are traditionally performed by the independent auditors and include audits of employee benefit plans, services related to acquisition or divestiture activities including due diligence and other procedures related to acquisitions, internal control-related services, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. During fiscal years 2004 and 2003, Molex paid Deloitte & Touche LLP the audit related fees set forth in the above table.

     Tax Fees. These are fees for services that primarily include work relating to tax compliance, tax planning, employee tax services and other tax-related matters. Generally, tax compliance includes preparation and/or review of original and amended company tax returns, claims for refund, assistance with tax audits and appeals. Tax planning includes tax advice related to acquisitions and divestitures, employee benefit plans and requests for rulings or technical advice from taxing authorities. Employee tax services include preparation and/or assistance regarding employee tax returns such as tax services for Molex personnel assigned to a location different from their home country ("Expatriate").

     During fiscal years 2004 and 2003, Molex paid Deloitte & Touche LLP the tax fees set forth in the above table for the preparation of various entity tax returns, assistance with tax audits, restructuring tax counseling, international tax advice, employee tax services and general tax advice. Of the tax fees paid for fiscal year 2004, $489,670 was for tax compliance, $376,160 was for international tax planning advice and $505,350 was generally for Expatriate tax services.

     All Other Fees. These are fees for all other services not included as audit fees, audit-related fees and/or tax fees as set forth above. During fiscal year 2003, Molex paid Deloitte & Touche LLP the fees set forth in the above for actuarial work, nonfinancial information technology consulting services and legal services. During fiscal year 2004, Molex paid Deloitte & Touche LLP for services relating to employee compensation statements and other miscellaneous services.

                                       18

                                 INFORMATION ABOUT
                  COMPENSATION AND EXECUTIVE OFFICER TRANSACTIONS

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth information on compensation awarded to, earned by, or paid to J. J. King, Chief Executive Officer of Molex, and the four other most highly compensated executive officers of Molex (collectively, the "Executives") for the fiscal years ended June 30, 2002, 2003 and 2004 for services in all capacities to Molex and its subsidiaries.

                                                                                       Long-Term
                                                                                     Compensation
                                                    Annual Compensation                Awards(d)
                                            ______________________________________  ______________
                                    Fiscal                          Other Annual    Options/Awards      All Other
Name and Principal Positions(a)      Year    Salary     Bonus(b)   Compensation(c)   (No. Shares)    Compensation(e)
____________________________        ______  _________  _________   _______________  ______________   _______________
J. J. King                           2004   $ 675,003  $ 400,000          *           340,000 (f)       $  65,697
Vice Chairman and                    2003   $ 597,876  $       0          *           370,000 (f)       $  51,098
Chief Executive Officer              2002   $ 436,590  $       0          *           157,259 (f)       $  37,548

M. P. Slark                          2004   $ 570,835  $ 300,000          *           195,000 (f)       $  55,686
President and Chief                  2003   $ 516,002  $       0          *           210,000 (f)       $  45,050
Operating Officer                    2002   $ 385,596  $       0          *            69,193 (f)       $  33,220

J. E. Fleischhacker                  2004   $ 411,668  $ 270,000      $  74,222       114,000 (f)       $  40,554
Executive Vice President             2003   $ 370,402  $       0          *           149,000 (f)       $  32,550
                                     2002   $ 289,676  $       0      $ 250,135        64,066 (f)       $  24,587

R. B. Mahoney                        2004   $ 462,473  $ 232,800      $ 104,188       141,000 (f)       $  45,756
Executive Vice President and         2003   $ 396,908  $       0          *           171,000 (f)       $  32,844
Regional President, Far East South   2002   $ 292,243  $       0          *            76,910 (f)       $  24,801

G. Tokuyama                          2004   $ 544,244  $ 195,720          *           100,000 (f)       $ 596,785
Corporate Vice President and         2003   $ 467,985          0          *           120,000 (f)       $  67,843
Regional President, Far East North   2002   $ 390,474          0      $  40,407        70,000 (f)       $  69,520

(a) The positions set forth in this Table are the principal positions held in Molex or its subsidiaries for which compensation has been paid.

(b) Includes cash merit bonus, the fair market value of any shares awarded under the 2000 Molex Incorporated Executive Stock Bonus Plan and any tax-offset bonus awarded under that Stock Bonus Plan.

(c) The column includes the dollar amount of the following three categories: perquisites and other personal benefits, securities or property, but only to the extent that the aggregate sum for the Executive is at least a threshold amount equal to the lesser of $50,000 or 10% of the total annual salary and bonus. An "*" appears in the column if the amount for an Executive in a given fiscal year is less than the threshold. For each Executive meeting the threshold for a fiscal year, those specific items that exceed 25% of the total reported amount in this column are set forth below.

                                                                                                         2004     2003       2002
                                                                                                       --------  -------  ---------
     J. E. Fleischhacker   Relocation and overseas assignment expenses less tax equalization credit    $ 51,432     -     $ 207,170
     G. Tokuyama           Personal use of company car                                                     -        -     $  37,618
     R. B. Mahoney         Relocation and overseas assignment expenses less tax equalization credit    $ 79,271     -          -

(d) The only type of long-term compensation is in the form of stock options grants and stock bonus awards under the 2000 Molex Incorporated Long-Term Stock Plan (the "2000 Long-Term Plan"). The options/awards for all fiscal years are for shares of Class A Common Stock. All figures have been adjusted to reflect any stock dividends.

(e) Includes the following amounts paid or accrued by Molex or any of its subsidiaries:




                                             Fiscal    J. J.   M.P.         J.E.           R.B.        G.
                                              Year     King    Slark    Fleischhacker    Mahoney    Tokuyama
                                             ------   ------  -------   -------------    -------    --------
(i)   Amounts accrued pursuant to matters     2004       -       -            -             -       $462,069
      discussed in the Section entitled       2003       -       -            -             -              0
      "INDIVIDUAL ARRANGEMENTS INVOLV-        2002       -       -            -             -              0
      ING FUTURE COMPENSATION"

(ii)  Amounts contributed by Molex to         2004   $18,400  $18,400     $18,400        $18,400    $121,529
      retirement plans.                       2003   $18,400  $18,400     $18,400        $18,400    $ 67,843
                                              2002   $12,240  $12,240     $12,240        $12,240    $ 69,520

(iii) Matching contributions to The Molex     2004   $ 2,000  $ 2,000     $ 2,000        $ 2,000        -
      Incorporated 401(k) Savings Plan        2003   $ 2,000  $ 2,000     $ 2,000        $ 2,000        -
                                              2002   $ 1,700  $ 1,700     $ 1,700        $ 1,700        -

(iv)  Company contributions to The Molex      2004   $45,297  $35,286     $20,154        $25,356        -
      Incorporated Supplemental Executive     2003   $30,698  $24,650     $12,150        $12,444        -
      Retirement Plan                         2002   $23,608  $19,280     $10,647        $10,861        -

(f) Includes both option grants and stock bonus awards under the 2000 Long-Term Plan. See the Option Grant Table on the next page for grants made last fiscal year.
                                       19



AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004 AND YEAR-END OPTION VALUES


                                                                               At June 30, 2004
                                                            --------------------------------------------------------
                                 No. of shares                      Number of               Value of Unexercised
                                    Acquired                    Unexercised Options        In-the-Money Options(b)
                                     Upon         Value     --------------------------   ---------------------------
Name                 Stock Class    Exercise   Realized(a)  Exercisable  Unexercisable   Exercisable   Unexercisable
-----------------    -----------   ----------  -----------  -----------  -------------   -----------   -------------
J. J. King             Common             0    $         0    226,293       226,563      $ 3,151,997    $ 2,635,016
                       Class A       30,406    $   741,026    249,168       738,729      $   472,330    $ 4,831,789

M. P. Slark            Common        65,000    $ 1,063,414    137,623       226,563      $ 1,914,840    $ 2,635,011
                       Class A       13,610    $   332,373    118,711       404,606      $   258,483    $ 2,450,645

J. E. Fleischhacker    Common         6,250    $    46,688     61,035       164,844      $ 1,297,995    $ 1,358,828
                       Class A       12,101    $   296,036    102,032       275,157      $   179,793    $ 1,832,369

R. B. Mahoney          Common             0    $         0          0        99,414      $         0    $   807,328
                       Class A       33,155    $   418,707     98,374       327,186      $    60,855    $ 2,066,086

G. Tokuyama            Common        18,750    $    73,313          0             0      $         0    $         0
                       Class A       11,250    $   268,875    100,000       253,750      $   189,900    $ 1,355,800
______________

(a) The difference between the aggregate fair market value of the shares acquired on the date of exercise and the aggregate option price for such shares.

(b) The difference between the aggregate fair market value of the shares for which options were unexercised as of June 30, 2004 (based on a value on that date of $32.08/share for Common Stock and $27.28/share for Class A Common Stock) less the aggregate option exercise price for such shares. Any options whose exercise would result in a loss (i.e., the option price is greater than the value on June 30, 2004) are excluded.


OPTION GRANTS IN FISCAL YEAR 2004

                                          Individual Grants
                      --------------------------------------------------------    Potential Realizable Value
                                     Percentage of                                 at Assumed Annual Rates
                                     Total Options                                of Stock Price Appreciation
                         Options       Granted to      Exercise                      for Option Term (e)
                       Granted (a)    Employees in       Price      Expiration    -------------------------
Name                  (No. Shares)   Fiscal 2004 (d)   ($/Share)       Date           5%            10%
-----------------     ------------   ---------------   ---------    ----------    ----------    -----------
J. J. King             300,000 (b)      13.6171%        $25.99      10/24/2013    $4,903,491    $12,426,410
                        40,000 (c)       1.8156%        $00.00      10/24/2013    $1,693,399    $ 2,696,455

M. P. Slark            175,000 (b)       7.9433%        $25.99      10/24/2013    $2,860,370    $ 7,248,370
                        20,000 (c)       0.9078%        $00.00      10/24/2013    $  846,699    $ 1,348,227

J. E. Fleischhacker    100,000 (b)       4.5390%        $25.99      10/24/2013    $1,634,497    $ 4,142,137
                        14,000 (c)       0.6355%        $00.00      10/24/2013    $  592,690    $   943,759

R. B. Mahoney          125,000 (b)       5.6738%        $25.99      10/24/2013    $2,043,121    $ 5,177,671
                        16,000 (c)       0.7262%        $00.00      10/24/2013    $  677,360    $ 1,078,582

G. Tokuyama            100,000 (b)       4.5390%        $25.99      10/24/2013    $1,634,497    $ 4,142,137


(a)  All shares are Class A Common Stock.

(b) Options were granted pursuant to The 2000 Molex Incorporated Long-Term Stock Plan (the "Long-Term Plan") that offer the right to acquire Class A Common Stock for an exercise price equal to the fair market value of the Class A Common Stock on the grant date and may not be exercised for one year after the grant date. Each year after the grant, 25% of the shares subject to the option become exercisable either by delivery of cash or stock of Molex. The options expire 10 years after grant.

(c) In addition to the options, the individual also received a discretionary grant of bonus shares under the Long Term Plan at no cost that are distributable in 25% installments on the first four anniversary dates of the award.

(d) Total options granted to all employees (2,203,120 shares) include options granted to all employees under all of the stock option plans for the stated period regardless of class. All of the shares covered by options granted last fiscal year were Class A Common Stock.

(e) Based on a compounded annual increase of the stated percentage of the market price on the date of grant over the term of the option (10 years). The amount in the column represents the difference between the aggregate increased value and the aggregate option exercise price. The amount shown does not necessarily represent the actual value that may be realized by the executive officer.

                                       20

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides certain equity plan information as of the fiscal year ended June 30, 2004. All share figures have been adjusted to reflect any stock dividends. No additional shares of stock may be granted under plans that have expired, but all grants issued prior to this date and are outstanding can be exercised.

                                              a                            b                              c
                                  --------------------------    -----------------------       ------------------------
                                                                                               Number of securities
                                                                                              remaining available for
                                                                                               future issuance under
                                  Number of securities to be        Weighted-average             equity compensation
                                   issued upon exercise of          exercise price of             plans (excluding
                                     outstanding options,          outstanding options,        securities reflected in
Plan Category                        warrants and rights           warrants and rights               column (a))
-------------                     --------------------------    -----------------------       ------------------------
                                    Common        Class A         Common       Class A          Common       Class A
                                  -----------    -----------    -----------  -----------      -----------  -----------
Equity Compensation Plans
Approved By Security Holders
----------------------------
The 1991 Molex Incorporated                     Only Common                   Only Common                  Only Common
Incentive Stock Option Plan        1,557,721    Stock may be     $20.2260     Stock may be        0        Stock may be
Approved: 10/25/1991                               issued                        issued                       issued
Expired:   6/30/2000

The 2000 Molex Incorporated
Executive Stock Bonus Plan        Only Class A                 Only Class A                  Only Class A
Approved: 10/20/2000              Stock may be        0        Stock may be      $0.00       Stock may be     500,000
Expires:   6/30/2005                 issued                       issued                        issued

The 2000 Molex Incorporated
Incentive Stock Option Plan       Only Class A                 Only Class A                  Only Class A
Approved: 10/20/2000              Stock may be     243,490     Stock may be    $27.5045      Stock may be     254,510
Expires:   6/30/2005                 issued                        issued                       issued

The 2000 Molex Incorporated
Long-Term Stock Plan              Only Class A                 Only Class A                  Only Class A
Approved: 10/20/2000              Stock may be    3,646,494    Stock may be    $22.8235      Stock may be    2,118,909
Amended:  10/24/2003                 issued                       issued                        issued
Expires:   9/30/2007


Equity Compensation Plans Not
Approved By Security Holders *
------------------------------
The 1990 Molex Incorporated
Stock Option Plan                               Only Common                   Only Common                  Only Common
Approved: 2/01/1990                 587,666     Stock may be     $10.9097     Stock may be        0        Stock may be
Expired:  6/30/1999                                issued                        issued                       issued

The 1998 Molex Incorporated
Stock Option Plan                 Only Class A                 Only Class A                  Only Class A
Approved: 10/23/1998              Stock may be    3,882,486    Stock may be    $11.5613      Stock may be    7,274,023
Expires:   6/30/2009                 issued                       issued                        issued
                                  -----------    -----------    -----------  -----------      -----------  -----------
         Total                     2,145,387      7,772,470      $17.6741      $17.3445            0        10,147,442

* Plans adopted by the board of directors. Officers and directors are specifically excluded from receiving grants under these plans. The material terms of these plans not approved by the stockholders are as follows:

                               The 1990 Molex Incorporated Stock Option Plan    The 1998 Molex Incorporated Stock Option Plan
                               ---------------------------------------------    ---------------------------------------------
No. Shares Reserved                 6.875 million shares of Common Stock         12.5 million shares of Class A Common Stock
                               ---------------------------------------------    ---------------------------------------------
Eligibility                               All employees of Molex and its affiliates, but not officers and directors
                               ----------------------------------------------------------------------------------------------
Vesting:  Typical                     One year wait followed by 25% cumulative vesting for 4 years
          Long-Term                   Up to 8 years and then 100% vesting
          Accelerated                 Upon death, disablement or retirement or other special circumstances
                               ----------------------------------------------------------------------------------------------
Expiration of grant                                        1 year after option is 100% vested.
                      ------------------------------------------------------------------------------------------------------------
Option Price          10%-100% of fair market value on the date of grant. Typically the exercise price is 50% of fair market value.


                                       21

INDIVIDUAL ARRANGEMENTS INVOLVING FUTURE COMPENSATION

     J. H. Krehbiel, Jr. and F. A. Krehbiel, Co-Chairmen of Molex, each has an agreement with Molex pursuant to which Molex has agreed that if he dies while employed by Molex, it will pay his wife, if she survives him, a given amount per year for the remainder of her life. The annual amount will be automatically adjusted every January 1 to reflect an increase (or decrease) in the Consumer Price Index for the preceding calendar year at the rate of said increase or decrease. As of January 1 of this year, the annual amount is $172,100. Each agreement terminates in the event that employment with Molex terminates for any reason other than death.

     G. Tokuyama and Molex have entered into an arrangement regarding Mr. Tokuyama's retirement. The arrangement provides for the reduction of Mr. Tokuyama's responsibilities over the next 10 years, during which time Mr. Tokuyama's annual base salary will be reduced from Yen 59,129,400 ($544,000) for fiscal year 2005 to Yen 35,475,200 ($326,400) for fiscal years 2006 through 2014. If G. Tokuyama dies during the term of this arrangement, Molex will pay his spouse, if she survives him, the balance of the payments otherwise due Tokuyama until all the payments have been made or until the spouse dies.

INDEBTEDNESS OF MANAGEMENT

     During fiscal year 2002, G. Tokuyama, Vice President, received a loan in order to exercise stock options. The principal amount of the loan was $184,363 that accrued interest at the prime rate and was due June 30, 2004. The largest amount outstanding (including accrued interest) at any time from July 1, 2003 to August 31, 2004, was $193,899. During November 2003, the loan was paid in full.

     During fiscal year 2002, W. W. Fichtner received a personal loan for $300,000 due August 31, 2003 that accrued interest at the annual rate of 6%. The largest amount outstanding (including accrued interest) for the loan at any time from July 1, 2003 to August 31, 2004, was $347,727. As of August 31, 2003, the loan was paid in full.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Molex's Compensation Committee of the board of directors (the "Committee") approves compensation for the executive officers (the "Executive Officers") of Molex, including the Chief Executive Officer ("CEO") in accordance with the Committee charter. J. J. King, Molex's CEO, is evaluated and his compensation administered in the same general fashion as the other Executive Officers.

     The guiding principles governing the philosophies behind the compensation of Executive Officers are:

        * Provide compensation that is competitive for an individual's performance and level of responsibility.

        * Retain the management talent needed to achieve Molex's business objectives, particularly to improve its position within the connector industry.

        * Align management actions with shareholder interests in order to focus on the long-term success of Molex.

     There are three general components of executive compensation that are used to achieve the principles set forth above. They are base salary, merit bonus and stock plans.

     When comparing Molex executive compensation with other companies, the Committee uses survey data of comparably sized manufacturing/electronics companies (the "Comparator Group") provided by an outside consultant. The survey data for the Comparator Group is divided into each of the three different types of compensation and distributed over four quartiles for positions similar to those held by the Executive Officers. The companies comprising the Comparator Group are not necessarily the same as those in the Peer Group in the section entitled "Stockholder Return Performance Presentation" included in this proxy statement. Molex's most direct competitors for executive talent are more frequently of the same size as Molex while many of the Peer Group companies are much smaller than Molex.

     Molex seeks to have the overall executive compensation be somewhat above that of the Compensation Group average. When compared to the Comparator Group, Executive Officers' base salaries are somewhat above average while their merit bonuses are below average. Grants under the stock plans described herein have been historically below the Comparator Group average, however, during the last 3 years the grants were somewhat above average.

                                       22

     Annual Base Salary

     The performance of all Executive Officers is reviewed annually and any salary increases are based upon the competitive base salary range in the second and third highest quartiles paid by the Comparator Group and the individual's performance during the previous year. While there is no specific weight given to a particular factor in determining salary increases, individual performance is the principal factor.

     J. J. King, Molex's CEO, will receive a salary increase of 5.0% based upon his fiscal year 2004 salary to an annual rate of $714,000. This increase took effect on September 1, 2004. The reasons for the increase in salary include recognition of J. J. King's leadership in achieving significant annual gains in both revenue and profit that culminated in the fourth quarter being a revenue record.

     Merit Bonus

     The merit bonus is a short-term incentive calculated as a percentage of base salary according to a plan that covers all Executive Officers, including the CEO. The merit bonus percentage for each Executive Officer is based on three financial components and one discretionary non-financial component. The goals on which these components are based are recommended by top management and reviewed, modified and approved by the Committee at the beginning of each fiscal year. A percentage is awarded for each of the components that correspond to the following goals:

        *  A net revenue goal.

        * A profitability goal express as a percent of net revenue before taxes.

        * The achievement of or progress toward achieving certain predetermined non-financial goals. The non-financial goals vary from individual to individual depending upon the particular area of responsibility.

        * Another profitability goal expressed as a percent of net revenue after taxes. This component acts as a multiplier for the sum of the two financial components and one non-financial component described above.

     The percentage awarded for each component described above is subject to a sliding scale ranging between 0% and a predetermined maximum percentage depending upon how far below or above the year-end results achieved are from the stated goal. In order to be eligible to receive a bonus, two conditions must take place: (1) the sum of the percentages awarded for the first two financial components and the non-financial component must be greater than "0%" and (2) the percentage awarded for the net after tax component must be greater than 0%.

     Under the bonus plan, the maximum bonus percentage that can be paid to the CEO is 122.4% of base salary plus a discretionary amount, if any, in the event that the Committee, in its judgment, believes that unusual circumstances warrant such an additional amount. For the fiscal year just ended, J. J. King received a merit bonus of $400,000 or 58.824% of his base salary on June 30 based upon the formula described above.

     Stock Plans

     Molex has three stock-based equity plans administered by the Committee in which an Executive Officer may participate: The 2000 Molex Incorporated Incentive Stock Option Plan (the"ISO Plan"), The 2000 Molex Incorporated Executive Stock Bonus Plan (the "Stock Bonus Plan") and The 2000 Molex Incorporated Long-Term Stock Plan (the "Long-Term Plan"). These three stock plans provide long-term incentives to Executive Officers and encourage long-term growth of the Company. The shares granted or awarded in all three plans are Class A Common Stock.

     The number of options granted to an Executive Officer under the ISO Plan or the Long-Term Plan is at the discretion of the Committee. Using equity plans that inherently depend upon stock performance over the long-term provides a strong link between management interests and those of the Company's shareholders. The Committee considers both long-term individual and company performance and previous grants when determining stock option grants for a given year.

     The 2000 Molex Incorporated Incentive Stock Option Plan. Each Executive Officer may, at the discretion of the Committee, receive an annual grant of options to acquire shares not to exceed 250,000 shares or 10% of the shares reserved for Plan (currently 10% of 500,000 shares), whichever is less.

                                       23

     The 2000 Molex Incorporated Executive Stock Bonus Plan. The Stock Bonus Plan provides for the award of a stock bonus at the end of a fiscal year during which Molex's financial performance has been exemplary. The Committee may, in its sole discretion, award a stock bonus to eligible persons subject to the financial goal limitations set forth below.

     No shares can be awarded for a given fiscal year if (a) the increase in Molex's net sales revenue did not either equal at least 15% or exceed two times the worldwide connector market growth or (b) the effect of an award would be to lower Molex's net profit (after taxes) as a percent of sales below 10%. In a given year, an eligible person can receive a maximum amount of stock whose fair market value on June 30 is equal to: 25% of the person's base salary if the increase in Molex's sales exceeded either 15% or two times the worldwide connector market growth but was less than 20%; or 50% of the person's base salary if Molex's sales increased 20% or more.

     The Committee may award a cash bonus to offset taxes, thereby encouraging the recipient to hold the stock awarded. The stock and tax offset bonuses are distributed in four equal annual installments commencing on the June 30 ending the fiscal year for which the bonus has been awarded or as soon thereafter as practicable. If an individual who is awarded a bonus has not yet received his completed distribution and voluntarily leaves Molex before retirement, the balance due him is subject to forfeiture.

     For the fiscal year just ended, the financial conditions necessary to award a stock bonus under the Stock Bonus Plan were not met. Accordingly, no awards were granted.

     The 2000 Molex Incorporated Long-Term Stock Plan. Under the Long-Term Plan, the Committee has the complete authority in its sole discretion in awarding benefits in the form of both stock options and stock bonuses (i.e., no consideration given at the time of distribution) including the amounts, the prices and other terms and conditions. All of the awards under the Long-Term Plan, whether in the form of stock options or stock bonuses, that were given during last fiscal year are: (i) nonqualified; (ii) exercisable or distributable one year after grant or award; (iii) subject to expiration ten years after grant; and (iv) subject to vesting (for options) or subject to distribution (for bonus shares) in 25% annual increments on the anniversary of the grant or award. During last fiscal year, J. J. King, the CEO, received an option for 300,000 shares of Class A Common Stock at a price of $25.99 per share. In addition, he received, in tandem, an award of 40,000 shares of Class A Common Stock.

     Effect of Section 162(m) of the Internal Revenue Code

     Molex will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to Section 162(m) that concerns the deductibility of executive compensation. Where it deems advisable, Molex will take appropriate action to maintain the tax deductibility of its executive compensation.

Robert J. Potter, Chairman
Masahisa Naitoh
Joe W. Laymon

                                       24


                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The graph set forth below provides comparisons of the yearly percentage change in the cumulative total shareholder return on Molex's Common and Class A Common Stock with the cumulative total return of Standard & Poor's 500 Stock Index and a Peer Group Index for the five fiscal years ended June 30, 2004.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN (a)
          (Molex Incorporated, S&P 500 Index and Peer Group Index)


[GRAPH]


                       1999     2000     2001     2002    2003     2004

                      ------   ------   ------   ------  ------   ------
Molex Common Stock    100.00   162.92   123.98   114.17   92.35   110.04

Molex Class A Common  100.00   139.25   119.05   109.92   92.65   110.26

S & P 500 Index (b)   100.00   107.25    91.34    74.91   75.10    89.45

Peer Group Index (c)  100.00   182.59   105.50    73.35   67.21    97.86




(a) Assumes $100 invested on June 30, 1999 in Molex Common Stock, Molex Class A Common Stock, the S&P 500 Index, and a Peer Group Index (as defined below in footnote (c)) and the reinvestment of all dividends.

(b) Cumulative returns calculated from the S&P 500 Total Return Index maintained by Standard & Poor's Corporation. Molex's Common Stock is listed on the S&P 500 and, accordingly, Molex uses this index as the general index required by the SEC rules.

(c) Molex uses an objective definition to determine which companies are included in the Peer Group Index. The Peer Group Index includes all of the companies in the S&P 1500 (comprising the S&P 500, MidCap 400 and SmallCap 600) classified in the Global Industry Classification ("GIC") 452030 that is found in the "Information Technology" Sector, the "Technology Hardware and Equipment" Industry Group and the "Electronic Equipment and Instrumentation" Industry. This Industry GIC includes the "Electronic Equipment Manufacturers", "Electronic Manufacturing Services" and "Technology Distributors" Sub-industry classifications. Molex Common Stock (MOLX) is a component of the "Electronic Manufacturing Services" Sub-Industry (GIC 45203120). As of the fiscal year just ended, the Peer Group consisted of 50 companies including Molex Common Stock (MOLX).

                                       25



                               OTHER INFORMATION

     Management intends to present no business other than that herein specifically mentioned at the Annual Meeting of Stockholders and knows of no other business that may be properly presented by others. If, however, any other business properly comes up for action at the meeting, the proxy holders will vote with respect thereto in their discretion.



                                         By Order of the Board of Directors of
                                                     MOLEX INCORPORATED


                                                   /S/ FRED A. KREHBIEL


                                                   Frederick A. Krehbiel
Dated at Lisle, Illinois
September 15, 2004

                                       26





                                   APPENDIX A
                               MOLEX INCORPORATED
                             AUDIT COMMITTEE CHARTER

I.   Purpose

     The Audit Committee (the "Committee") is appointed by the board of directors (the "Board") for the following purposes:

     1. overseeing the quality and integrity of the financial statements, internal controls and other accounting, auditing and reporting practices and processes of the Corporation;

     2. overseeing the audits of the Corporation's financial statements,

     3. ensuring the compliance by the Corporation with legal and regulatory requirements, and

     4. such other duties as directed by the Board.

II.  Composition

     The Committee shall consist of no fewer than three members proposed by the Nominating Committee, endorsed by the Chairman of the Board and appointed by the Board annually. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to the new members satisfying the criteria set forth below. Members of the Committee shall serve until their successors are appointed and qualify.

  The members of the Committee shall satisfy the following criteria:

     1. Meet the independence and other requirements of the National Association of Securities Dealers, Inc.'s Marketplace Rules and any other applicable laws, rules and regulations.

     2. Be able to read and understand fundamental financial statements including the Corporation's balance sheet, income statement, and cash flow statement.

     3. At least one member of the Committee shall have accounting or related financial management expertise.

III. Meetings

    A. In General

     The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditors and management of the Corporation.

    B. Frequency

     The Committee shall meet at least four times each fiscal year or more often as it deems appropriate. The chairman of the Committee shall at the beginning of each year establish a schedule of meetings with additional meetings to be scheduled as required.

    C. Minutes

     The secretary (or a duly designated person) shall prepare minutes for all meetings of the Committee to document the Committee's discharge of its responsibilities. The draft minutes shall be approved at a subsequent meeting of the Committee and shall be retained as part of the Corporation's corporate records.

IV.  Powers and Authority

     The Committee may request any officer or employee of the Corporation or its outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
The Committee is empowered to investigate any matter it deems appropriate, with full power to retain outside counsel or other advisors and full access to all books, records, facilities and personnel of the Corporation. The Committee has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors. The Committee also has the sole authority to approve the fees and other significant compensation to be paid to the independent auditors.

                                      A-1


V.   Responsibilities

    A. Roles of the Committee, Management and Independent Auditors

     The Committee's responsibility is one of oversight. In furtherance of this mission, the Committee will review reports prepared by the independent auditors and the Corporation that are to be furnished to the Committee in a timely fashion. The Committee will provide to the independent auditors full access to the Committee (and the Board) to report on any and all matters appropriate.

     The responsibility for the completeness and accuracy of the financial statements rests with the Corporation's management and the Committee.

     The Corporation's independent auditors are responsible for planning and conducting an audit of the Corporation's annual consolidated financial statements and reviewing the Corporation's quarterly financial statements. The auditors are ultimately accountable to the Committee.

    B. Committee's Primary Responsibilities

     The Committee's primary responsibilities include:

     1. Select and Monitor the Independent Auditors

        a. Selection and Retention. The Committee will have the sole and ultimate authority for the selection and retention of the independent auditors who audit the financial statements of the Corporation.

        b. Independence and Conflicts. In order to ensure the independent auditors' independence without conflicts of interest, the Committee will do the following:

           i. discuss and consider the auditors' written statement delineating all relationships between the auditors and the Corporation (consistent with Independence Standards Board Standard and other applicable standard setting organizations or committees) and its affirmation that the auditors are in fact independent;

          ii. establish guidelines regarding when and under what circumstances the Corporation may use the independent auditors for non-audit services including a review of the non-audit services provided to the Corporation by the independent auditors and the fees for such services;

         iii. ensuring partner rotation on the part of the independent auditors;

          iv. establish guidelines restricting the hiring of certain persons previously employed by the Corporation's independent auditors; and

           v. take such other action as the Committee deems appropriate to verify the auditors' independence.

        c. Evaluation. The Committee will review and evaluate the effectiveness of the auditors' performance.

     2. Approve the Audit Process

     The Committee will discuss the nature, scope, and rigor of the audit process, including the plan for the annual audit, including areas of risk exposure and the adequacy of staffing.

     3. Review the Financial Statements

     The Committee will review the audited financial statements with management and the independent auditors. It is anticipated that these discussions will include quality of earnings, discussions of significant items subject to estimate, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate and as may be required under Statement on Auditing Standards No. 61. Upon completion of their review, the Committee shall make a recommendation to the Board as to whether the financial statements should be included in the Corporation's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (the "SEC").

     The Committee will also review with management and the independent auditors the quarterly financial information prior to the Corporation's filing of Quarterly Reports on Form 10-Q with the SEC.

                                      A-2


     4. Monitor Internal Controls and Disclosure Controls

     The Committee will discuss with management and the auditors the quality and adequacy of the Corporation's internal controls and disclosure controls including periodic updates of recommendations made by the independent auditors and others to strengthen controls and management's corrective actions.

     5. Monitor Complaints Concerning Matters Within the Committee's
        Jurisdiction

     The Committee will establish procedures concerning (a) the submission, receipt, retention and treatment of complaints and concerns regarding internal accounting controls, accounting matters, and audit matters and (b) the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     6. Review Legal Compliance and Exposure

     The Committee will discuss with the Corporation's General Counsel the Corporation's legal compliance policies, legal matters that may have a material impact on the financial statements, any material reports or inquiries received from regulators or governmental agencies, and other areas of oversight relating to legal compliance and significant financial exposure matters as may be appropriate. In addition, the Committee will obtain from the independent auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     7. Review and Approve Related Party Transactions

     The Committee will review and approve all "related party transactions."

     8. Report to the Stockholders

     The Committee will prepare a report of the Committee in accordance with SEC rules suitable for inclusion in the Corporation's annual proxy statement delivered to the Corporation's shareholders.

     9. Report to the Board

     The Committee will periodically report on Committee activities to the full Board and, as needed, issue an annual summary report (including appropriate oversight conclusions).

    C. Other Responsibilities

     The Committee will perform any other activities consistent with this charter, the Corporation's by-laws, and applicable law, as the Committee or the Board deems necessary or appropriate.

VI.  Review and Amendment of Charter

     This charter shall be reviewed annually and amended, when deemed appropriate.


                                      A-3




                                   APPENDIX B
                               MOLEX INCORPORATED
                         COMPENSATION COMMITTEE CHARTER

I.   PURPOSE

     The Compensation Committee (the "Committee") shall oversee the activities of the Company in the area of compensation and benefits for executive officers regardless of form. The objectives of the Committee include the following:

      * To create a competitive compensation structure that will attract, motivate and retain key executive talent.

      * To ensure that the compensation and benefit policies and practices are linked to both corporate and personal performance that are intended to encourage the best and most appropriate corporate actions that are consistent with the long-term interests of the Company and its stockholders while comporting with the highest level of integrity.

      * To produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with the applicable rules and regulations.

II.  COMPOSITION

     The Committee shall consist of no fewer than three members proposed by the Nominating Committee, endorsed by the Chairman and appointed by the Board of Directors (the "Board") annually. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to the new members satisfying the criteria set forth below. Members of the Committee shall serve until their successors are appointed and qualify.

     Each member of the Committee shall satisfy each of the following criteria:

     1. Meets the independence requirements of the National Association of Securities Dealers, Inc.'s Marketplace Rules and other appropriate laws, rules and regulations.

     2. If deemed appropriate, meets the definition of "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934.

     3. Is an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986.

III. MEETINGS

     The Committee shall meet as they deem appropriate but in no event less than two times each fiscal year. The Committee may meet in person and/or take action, via teleconference, via written consent or any other means agreed to by the Committee. The Secretary (or a duly designated person) shall prepare minutes for all meetings of the Committee to document the Committee's discharge of its responsibilities. The draft minutes shall be approved at a subsequent meeting of the Committee and shall be retained as part of the Company's corporate records.

IV.  POWERS AND AUTHORITY

     The Committee shall have the following powers and authority in discharging the responsibilities set forth in the next section:

     1. To fix it own rules of procedure, unless expressly provided in this Charter or the Company's by-laws.

     2. To retain and terminate any compensation consultant to be used to assist in the evaluation of Chairman, CEO, COO or corporate executive officer compensation and benefits and shall approve the consultant's fees and other retention terms.

     3. To obtain advice and assistance from internal or external legal, accounting or other advisors.

     4. To delegate authority to subcommittees when appropriate.

                                      B-1


V.   RESPONSIBILITIES

     The Committee shall have the following responsibilities:

    A. Approval of Chairman, CEO and COO Goals

     The Committee shall review and approve corporate goals and objectives for the Chairman of the Board, if an employee of the Company, CEO and COO.

    B. Set Corporate Executive Officer Base Salary and Merit Cash Bonus

     The Committee shall evaluate the Chairman's (if an employee of the Company), CEO's and COO's performances in light of the goals and objectives set for the fiscal year and set the base salaries and merit cash bonuses based on this evaluation considering the competitive compensation for similar positions in similar companies. Members of top management shall report on the performance of the other corporate executive officers of the Company and they shall make compensation recommendations to the Committee who will review and, as appropriate, approve the compensation recommendations.

    C. Review and Approve Corporate Executive Officer Awards Under Incentive and Stock Plans

     The Committee shall adopt, administer, approve and ratify awards under incentive compensation and stock plans, including amendments to the awards made under such plans, and review and monitor awards under such plans.

    D. Review and Approve Miscellaneous Corporate Executive Officer Compensation and Benefits Including Perquisites and Other Expenses

     With respect to the Chairman of the Board (if an employee), the CEO and COO, the Committee shall approve or ratify any benefits or miscellaneous compensation in the form of other expenses, or perquisites or deferred compensation or retirement plans that are not generally available to most employees of the Company. The Committee will review and approve the miscellaneous compensation of the other corporate executive officers.

    E. Review and Recommend Compensation Plans To the Board of Directors

     The Committee shall make recommendations to the Board with respect to incentive compensation plans or equity-based plans that should be approved and presented to the Company's stockholders for adoption, if required.

    F. Review and Approve Compensation Material That Will Appear In the Proxy Statement

       Each year, the Committee will review and approve the following material that will appear in the proxy statement:

       1. The Summary Compensation Table and footnotes.

       2. The tables relating to equity-based plans.

       3. The Stockholder Return Performance Presentation including the Comparison of Five-Year Cumulative Total Return Graph and the companies that comprise the Peer Group Index.

       4. The Report of the Compensation Committee on Executive Compensation

    G. Ensure Familiarity With New Developments

     The Committee will keep abreast of any new developments pertaining to matters within the scope of the responsibilities delegated to the Committee under this charter via training or other appropriate means.

    H. Report To the Full Board of Directors

     The Committee shall make regular reports to the Board.

    I. Amendment of the Charter

     The Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

                                      B-2




                                   APPENDIX C

                               MOLEX INCORPORATED
              CORPORATE GOVERNANCE & NOMINATING COMMITTEE CHARTER


I.   PURPOSE

     The Corporate Governance & Nominating Committee (the "Committee") shall have the following goals and objectives:

     1. To identify individuals qualified to become members of the Company's Board of Directors (the "Board") and recommend which members should serve on its committees.

     2. To recommend to the Board which qualified candidates should be nominated to stand for election at each annual meeting of stockholders.

     3. To monitor a process to assess Board effectiveness.

     4. To develop and implement the Company's corporate governance guidelines that comply with the applicable National Association of Securities Dealers, Inc. ("NASD") Marketplace Listing Rules ("Rules").

II.  COMPOSITION

     The Committee shall consist of no fewer than three members recommended by the Committee, and appointed by the Board annually. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to the new members satisfying the criteria set forth below. Members of the Committee shall serve until their successors are appointed and qualify.

     Each member of the Committee shall satisfy the independence requirements of the NASD Rules and other appropriate laws, rules and regulations.

III. MEETINGS

     The Committee shall meet as it deems appropriate but in no event less than two times each fiscal year. The Committee may meet and/or take action in person, via teleconference, via written consent or any other means agreed to by the Committee. The Secretary (or a duly designated person) shall prepare minutes for all meetings of the Committee to document the Committee's discharge of its responsibilities. The draft minutes shall be approved at a subsequent meeting of the Committee and shall be retained as part of the Company's corporate records.

IV.  POWERS AND AUTHORITY

     The Committee shall have the following powers and authority in discharging the responsibilities set forth in the next section:

     1. To fix it own rules of procedure, unless expressly provided in this Charter or the Company's by-laws.

     2. To retain and terminate any outside advisor or consultant as it deems necessary or appropriate, including any search firm to be used to identify director candidates, and shall have the authority to approve the consultant's fees and other retention terms.

     3. To delegate authority to subcommittees when appropriate.

                                      C-1


V.   RESPONSIBILITIES AND DUTIES

     The Committee shall have the following duties and responsibilities, in addition to any additional similar matters that may be referred to the Committee from time to time by the full Board or the Chairman:

    A. Review and Recommend the Size and Composition of the Board

     The Committee shall periodically review the composition and the number of members comprising the Board and make recommendations to the Board taking into the account factors it deems appropriate including the following:

     1. The independence requirements of NASD Rules and other applicable laws, rules and regulations.

     2. The number of non-management/independent directors necessary to staff the Board and its committees.

     3. The benefit of having key members of executive management of the Company serving on the Board.

     4. The time and logistics necessary to function effectively by having meaningful discussions and making timely decisions.

     5. The skills and qualifications of the candidates.

    B. Set Board Member Qualifications

     The Committee shall develop qualification criteria for Board members. The initial qualifications are attached as Exhibit A that may be changed from time to time at the discretion of the Committee.

    C. Recommend Board Candidates

     The Committee will establish procedures for identifying and evaluating director candidates (See Exhibit B) including the following:

     1. Actively seek, interview and screen individuals qualified to become Board members for recommendation to the Board.

     2. Consider nominees proffered by other directors, management, employees, stockholders, consultants hired by the Committee to locate qualified candidates and such other persons as may be deemed appropriate. The Committee will create a policy and develop procedures regarding the submission of nominees by shareholders (See Exhibit C).

     3. Make recommendations to the full Board concerning all nominees for Board membership, including the re-election of existing Board members.

    D. Review and Recommend Director Compensation

     The Committee will review and make recommendations regarding the compensation paid to the directors by the Company both as to the amount and the form of the compensation.

    E. Recommend Composition and Functions of Board Committees

     The Committee will do the following with respect to the committees of the
Board:

     1. Recommend to the Board the number, accountability, types and functions of the different Board committees.

     2. Consider the qualifications for membership and recommend to the Board the members for each Board committee.

     3. Determine policies with regard to the rotation of directors among the committees including any limitations on the tenure a director should serve as a chairman or member of any particular committee.

                                      C-2



    F. Review and Recommend Corporate Governance Improvements

     The Committee shall regularly review issues and developments relating to corporate governance and make recommendations to the full Board regarding how to best comply with any new laws or rules in addition to any other changes that might enhance communication with and effective representation of the Company's shareholders including establishing procedures for shareholder communications with directors (See Exhibit D).

    G. Evaluate Director and Committee Performance

     The Committee will have responsibility to:

     1. establish processes for evaluating the performance of the Board, the Board committees, including this Committee.

     2. periodically oversee the evaluation of the directors of the Company and make recommendations as appropriate.

    H. Provide the Chairman of Any Executive Session

     The Chairman of the Committee shall serve as the chairman with respect to any executive sessions of the Board that involve non-management directors only and shall provide the interface between the outside directors and management.

    I. Ensure Familiarity With New Developments

     The Committee will keep abreast of any new developments pertaining to matters within the scope of the responsibilities delegated to the Committee under this charter via training, continuing education or other appropriate means.

    J. Provide Board Membership Orientation and Transition

     The Committee will work with the Board to provide orientation regarding new directors and to ensure a smooth transition as Board members approach retirement.

    K. Provide Succession Planning

     The Committee will be responsible for overseeing the succession planning process and will periodically report its recommendations to the Board.

    L. Report To the Full Board of Directors

     The Committee shall make regular reports to the Board.

    M. Amendment of the By-Laws or Committee Charter

     The Committee shall review and reassess the adequacy of the Company's by-laws and this Charter and recommend any proposed changes to the Board for approval.

                                      C-3



                                   EXHIBIT A

               CRITERIA FOR MEMBERSHIP ON THE BOARD OF DIRECTORS

PERSONAL CHARACTERISTICS TO BE SOUGHT IN CANDIDATES FOR THE BOARD:

     1. Well regarded in the community with long-term, good reputation for highest ethical and moral standards.

     2. Good common sense and judgment.

     3. An independent, objective, candid and constructive approach.

     4. The ability to contribute from a diversity of perspectives including geographical, cultural and professional.

     5. A strategic perspective, an awareness of the dynamics of change and the ability to anticipate and capitalize on business opportunities.

     6. A history of significant business or professional responsibilities leading to a positive record of accomplishment in present and prior positions.

     7. Business and/or professional knowledge and experience applicable to the Company's business.

     8. The time, energy, interest, and willingness to assume the full responsibilities of being a member of the Board.

                                      C-4


                                   EXHIBIT B

         PROCEDURES FOR IDENTIFYING AND EVALUATING CANDIDATES FOR DIRECTOR

     The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

     In view of the foregoing, the Committee will observe the following procedures in identifying and evaluating candidates for election to the Company's Board of Directors

     1. In considering candidates for election at annual meetings of shareholders, the Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

     2. The Committee will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Committee will-

        * consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee;

        * review the assessments of the performance of the director during the preceding term made by the Company's Governance Committee; and

        * determine whether there exist any special, countervailing considerations against re-nomination of the director.

     3. If the Committee determines that-

        * an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term; and

        * there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee's view the incumbent should not be re-nominated,

	the Committee will, absent special circumstances, propose the incumbent director for re-election.

     4. The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent for the purpose of filling vacancies arising by any reason including resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

     5. The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the full Board including members of this Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates.

     6. As to each recommended candidate that the Committee believes merits consideration, the Committee will-

        * cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company's proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;

        * determine if the candidate satisfies the minimum qualifications required of candidates for election as director by the Committee or applicable Nasdaq or SEC Rules;


                                      C-5


        * determine if the candidate possesses any of the specific qualities or skills that under the Committee's policies must be possessed by one or more members of the Board;

        * consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

        * consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

     7. It is appropriate for the Committee, in its discretion, to solicit the views of the Chief Executive Officer, other members of the Company's senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.

     8. In its discretion, the Committee may designate one or more of its members (or the entire Committee) and members of senior management to interview any proposed candidate.

     9. Based on all available information and relevant considerations, the Committee will select, a candidate who, in the view of the Committee, is most suited for membership on the Board.

    10. In making its selection, the Committee will evaluate candidates proposed by shareholders pursuant to the procedures adopted by the Committee and under criteria similar to the evaluation of other candidates, except that the Committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company.

    11. The Committee shall maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.


                                      C-6


                                   EXHIBIT C

          PROCEDURES FOR SHAREHOLDERS SUBMITTING NOMINATING RECOMMENDATIONS

     The Committee will accept for consideration submissions from shareholders of recommendations for the nomination of directors subject to the following terms and conditions:

     1. Manner and Address for Submission. All shareholder nominating recommendations must be in writing, addressed to the Nominating Committee care of the Company's corporate secretary at the Company's principal headquarters 2222 Wellington Court, Lisle, IL 60532. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered.

     2. Information Concerning the Recommending Shareholders. A nominating recommendation must be accompanied by the following information concerning each recommending shareholder:

        * The name and address, including telephone number, of the recommending shareholder;

        * The number and class of the Company's shares owned by the recommending shareholder and the time period for which such shares have been held;

        * If the recommending shareholder is not a shareholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held. (Alternatively, the shareholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the shareholder, together with a statement of the length of time that the shares have been held); and

        * A statement from the shareholder as to whether the shareholder has a good faith intention to continue to hold the reported shares through the date of the Company's next annual meeting of shareholders.

     3. Information Concerning the Proposed Nominee. A nominating recommendation must be accompanied by the following information concerning the proposed nominee:

        * the information required by Item 401 of SEC Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past five years involving the nominee);

        * the information required by Item 403 of SEC Regulation S-K (generally providing for disclosure regarding the proposed nominee's ownership of securities of the Company); and

        * the information required by Item 404 of SEC Regulation S-K (generally providing for disclosure of transactions between the Company and the proposed nominee valued in excess of $60,000 and certain other types of business relationships with the Company).

     4. Relationships Between the Proposed Nominee and the Recommending Shareholder. The nominating recommendation must describe all relationships between the proposed nominee and the recommending shareholder and any agreements or understandings between the recommending shareholder and the nominee regarding the nomination.

     5. Other Relationships of the Proposed Nominee. The nominating recommendation shall describe all relationships between the proposed nominee and any of the Company's competitors, customers, suppliers or other persons with special interests regarding the Company.

     6. Qualifications of the Proposed Nominee. The recommending shareholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the Nominating Committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of the Company.


                                      C-7


     7. Ability to Represent All Shareholders. The recommending shareholder must state whether, in the view of the shareholder, the nominee, if elected, would represent all shareholders and not serve for the purpose of advancing or favoring any particular shareholder or other constituency of the Company.

     8. Timing for Submissions Regarding Nominees for Election at Annual Meetings. A shareholder (or group of shareholders) wishing to submit a nominating recommendation for an annual meeting of shareholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company's proxy statement for the annual meeting of shareholders for the current year.

     9. Shareholder Groups. If a recommendation is submitted by a group of two or more shareholders, the information regarding recommending shareholders must be submitted with respect to each shareholder in the group.

    10. No Obligation to Nominate a Candidate. Acceptance of a recommendation for consideration does not imply that the Committee will interview or nominate the recommended candidate.


                                      C-8


                                   EXHIBIT D

            PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     It is the policy of this Company to facilitate communications of shareholders with the Board of Directors and its Committees subject to the following conditions:

     1. The Company's acceptance and forwarding of communications to the Board or its members does not imply that the directors owe or assume any fiduciary duty to the person submitting the communication. The applicable law prescribes all such duties.

     2. Communications to the directors must be in writing and sent to the following address:

                                Corporate Secretary
                                Molex Incorporated
                                2222 Wellington Court
                                Lisle, IL 60532

     3. The following types of communications are not appropriate for delivery to directors:

        * Communications regarding individual grievances or other interests that are personal to the party submitting the communications and could not be construed to be of concern to the shareholders or other constituencies of the Company such as employees, customers, suppliers, etc.;

        *  Communications that advocate engaging in illegal activities;

        * Communications that contain offensive, scurrilous or abusive content; and

        * Communications that have no rational relevance to the business or operations of the Company.

     4. All communications must be accompanied by the following information regarding the person submitting the communication:

        * If the person is a shareholder, a statement of the type and amount of the securities of the Company that the person holds;

        * If the person is not a shareholder and is submitting the communication as an interested party, the nature of the person's interest in the Company;

        * The address, telephone number and e-mail address, if any, of the person.

     5. Upon receipt in the Corporate Secretary's Office, the following will occur:

        * The communication will be logged identifying the person submitting the communication, the nature of its content and the action taken with respect to the communication.

        * A review as to whether the conditions of these procedures have been complied with.

        * An acknowledgement will be sent to the submitter advising whether the communication will be forwarded and if not, why not.

     6. If a communication is not presented to the directors because of failure to meet the conditions of these procedures, that communication must nonetheless be made available to any director to whom it was directed and who wishes to review it.

     7. Communications deemed appropriate for delivery shall be delivered to the directors on periodic basis, generally in advance of each regularly scheduled meeting of the Board.

     8. If so instructed by the Chairman of the Board, communications directed to the Board as a whole, but relating to the competence of one of the Board's committees, shall be delivered to that committee, with a copy to the Chairman.


                                      C-9



                                   APPENDIX D

                               MOLEX INCORPORATED

                          EXECUTIVE COMMITTEE CHARTER

I.   PURPOSE

     The Executive Committee (the "Committee") shall have the following goals and objectives:

     1. To take action, when necessary and appropriate, between regular and special meetings of the Company's Board of Directors (the "Board").

     2. To recommend action regarding certain matters to be taken by the full Board.

     3. To oversee responsibilities delegated to a subcommittee when acting on behalf of the Committee.

II.  COMPOSITION

     The Committee shall consist of no fewer than three members approved by the Nominating Committee, endorsed by the Chairman of the Board and appointed by the Board of Directors (the "Board") annually. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it. Members of the Committee shall serve until their successors are appointed and qualify.

III. MEETINGS

     The Committee shall meet as they deem appropriate. The Committee may meet and/or take action in person, via teleconference, via written consent or any other means agreed to by the Committee. The Secretary (or a duly designated person) shall prepare minutes for all meetings or written consents of the Committee to document the Committee's actions. The minutes or consents shall be retained as part of the Company's corporate records.

IV.  AUTHORITY AND RESPONSIBILITIES

     The Committee shall have the authority to act between the regular and special meetings of the Board. Most actions taken by the Committee will be in generally nonsubstantial areas, both legally and financially, that could be authorized by the executive management of the Company but for a third party, a law, rule or regulation or government agency requiring that action be formally approved by the Board. The Committee, in its discretion, may designate a subgroup or subcommittee comprised of some, but not all, of the members of the Committee to discharge some of these less substantial areas. Some of the areas of responsibility for the Committee shall include the following general areas:

    A. Transactions in the Ordinary Course of Business

      This is the situation where board approval is required for doing business with a third party in the ordinary course of business where the third party requires Board approval. Examples of these types of transactions include, but are not limited to, the following:

     1. Establishing relationships with banks and other financial institutions and defining the terms and conditions under which the relationship will operate.

     2. Approving credit facilities necessary to operate the business on a day-to-day basis.

     3. Establishing insurance and risk strategies and contracts.

     4. Approving real estate transactions such as the sale, purchase and lease of land and/or facilities.

     5. Approving subsidiary-related transactions involving stewardship and ordinary financial transactions such as funds transfer, dividends, etc.

     6. Any other transactions that occur in the ordinary course of business that require Board approval.

                                      D-1



    B. Administration of the Employee Benefit Plans

     Under U.S. law and, in particular, under the Employee Retirement Security Act of 1974, as amended ("ERISA"), it is required that the various employee benefit plans and amendments thereto must be approved by the board of directors in order to be "qualified". In addition, the Corporation has other non-qualified plans that require amendment from time-to-time to reflect new laws or new policies or procedures desired by management. To this end, among the transactions the Committee shall be authorized to approve include, but are not limited to, the following

     1. Adoption of employee benefit plans.

     2. Any amendments or restatements to any employee benefit plan.

     3. Any funding to an employee benefit plan.

     4. The administration of any employee benefit plan.

    C. Emergency Actions Between Board Meetings

     The Committee shall have the authority to act between Board meetings if, in the judgment of the Committee, it is necessary that action be taken and the ability of obtaining full Board approval is impractical. Under these circumstances, the full Board will be apprised as soon as practicable after the Committee takes action.

    D. Report To the Full Board of Directors

     The Committee shall make regular reports to the Board regarding any and all actions it has taken.

    E. Amendment of the By-Laws or Committee Charter

     The Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

V.   ACTIONS OUTSIDE THE SCOPE OF COMMITTEE AUTHORITY

     Notwithstanding anything in the previous section, the following actions shall be specifically excluded from the Committee's scope of authority:

     1. Any action that, under the applicable rules and regulations, requires adoption by an independent majority of the Board.

     2. Any transaction that would have a material effect on the Company's financial statements.

     3. Any transaction involving an executive officer of the Company.


                                      D-2


                                   APPENDIX E

            THE 2004 MOLEX INCORPORATED EMPLOYEE STOCK PURCHASE PLAN
                             (As of January 1, 2005)

ARTICLE I.		INTRODUCTION

1.1 Name - The name of the Plan shall be "The 2004 Molex Incorporated Employee Stock Purchase Plan."

1.2 Purpose - The purpose of the Plan is to help the employees of Molex Incorporated and its subsidiaries invest in Molex Incorporated Common Stock.

1.3 Term of Plan - The terms and conditions of The Molex Incorporated Employee Stock Purchase Plan as set forth herein shall be effective on January 1, 2005 and continue until its expiration on December 31, 2014. The Board of Directors may, at its discretion, terminate the Plan at any time for any reason.

ARTICLE II.		DEFINITIONS

     Each word and phrase defined in this Article II shall have the following meaning whenever such word or phrase is capitalized and used herein unless a different meaning is clearly required by the context of the Plan.

2.1   Account - The bookkeeping account of a Member kept pursuant to
Section 6.1.

2.2 Board - The Board of Directors of the Company or the Executive Committee of the Board of Directors.

2.3 Code - The Internal Revenue Code of 1986, as it may be amended from time to time.

2.4   Committee - The Committee or its designated agent(s) as described in
Article X.

2.5   Company - Molex Incorporated, a Delaware corporation.

2.6 Date of Employment - Any date on which an Employee commences employment for the Employers.

2.7 Date of Separation - The date an Employee's employment with the Employer terminates by reason of a quit, discharge, total and permanent disablement, retirement or death, or approved leave of absence, or military service, as specified in Section 2.20(c).

2.8 Earnings - "Earnings" shall mean only the total base wages and/or salary. Earnings shall exclude all other forms of remuneration, including but not limited to, overtime payments, bonus payments, commissions, and other monetary remuneration, if any, which is paid by the Employer to an Employee during a Plan year plus any amounts allocated to an Employee's Account under
Section 4.3 and paid by the Employer to the Trustee under the Plan and any other accrued unpaid earnings, nonqualified deferred compensation and other payments as determined by the Committee.

2.9 Eligible Employee - An Employee who at any time has met the requirements of Article IV.

2.10 Employee - Any person who is employed by the Employers on a permanent basis, excluding

     a.  any leased employee,

     b. any person designated by an Employer as an individual providing services to an Employer in the capacity as an independent contractor, or

     c. any person designated by an Employer as an employee performing services on a seasonal or temporary basis.

An individual will not be retroactively deemed an "Employee" for purposes of participation in the Plan, even if a court or other administrative agency determines that such individual is a common law employee and not a leased employee, independent contractor, or temporary or seasonal worker for all or a portion of the period such individual was excluded from participation.

2.11 Employers - The Company and any Subsidiary Company that shall ratify and adopt this Plan in a manner satisfactory to the Board.

2.12 Entry Date - The beginning of the Quarterly Period following at least twelve (12) months of Service.

2.13 Investment Date - January 16, April 16, July 16 and October 16 of each Plan Year or, if said date falls on a weekend or holiday, the next succeeding business day.

2.14 Investment Price - The average closing bid price per share of Stock during each Quarterly Period.

2.15 Member - An Eligible Employee who has enrolled in the Plan as provided in Section 4.4.

2.16 Plan - The Molex Incorporated Employee Stock Purchase Plan as set forth herein or in any amendments hereto.

2.17  Plan Year - A year commencing January 1 and ending the following
December 31.

2.18 Quarterly Period - The four (4) three (3) month periods ending with the month immediately preceding each Investment Date.

2.19  Savings Contribution - The amount contributed by a Member under
Section  5.1

2.20 Service - The aggregate of an Employee's period of employment with the Employer, computed to complete months, provided that:

      a. Service shall include the period to the Date of Separation as defined in Section 2.7. If an Employee is reemployed, he shall be treated as if he were a new employee.

      b. Service shall include periods of employment to the Date of Separation and include periods of approved leaves of absence granted in accordance with a nondiscriminatory leave policy. If the Employee does not return to the active employ of the Employer at the time agreed upon by the Employee and the Employer, the Employee's Date of Separation for the purpose of computing his Service shall be deemed to have occurred on the earlier of the date agreed upon for the Employee's return or the first anniversary of the date the Member was first absent on leave.

      c. Service shall include, to the extent required by federal law, periods of active service in the Armed Forces of the United States giving rise to reemployment rights provided the Employee complied with the requirements of such federal law and was in fact reemployed by the Employer. If the Employer does not reemploy the Employee within the time prescribed by federal law, such Employee's Date of Separation for the purpose of computing his Service shall be deemed to have occurred on the date he left the employ of the Employer for the military service.

      d. Service includes service with any company which is a predecessor employer (as defined in regulations under Code Section 414(a)) of the Company, with any company which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company, and with any trade or business under common control (as defined in Code Section 414(c)) with the Company, or a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company.

      e. If the Company acquires a company, business unit, plant, or facility (the "Acquired Business"), the Board may, in its sole discretion, extend Service to include employment at the Acquired Business prior to such acquisition. Such Service shall be extended to Employees of the Acquired Business in a nondiscriminatory manner.

2.21 Subsidiary Company - Any corporation fifty percent (50%) or more of the voting stock of which is owned by the Company, which adopts this Plan for its employees with the approval of its board of directors and of the Board of the Company. As a condition of participating in the Plan, a Subsidiary Company shall authorize the Board and the Committee to act for it in all matters arising under or with respect to the Plan and shall comply with such other terms and conditions as may be imposed by the Board.

ARTICLE III.	STOCK SUBJECT TO PLAN

3.1 Stock - The stock that shall be subject to distribution under the Plan shall be Molex Incorporated Common Stock, $.05 par value (the "Stock").

3.2 Number of Shares - Two Hundred Thousand (200,000) shares of Stock shall be reserved for issue under the Plan.

3.3 Source of Stock - The Stock issued under the Plan shall be from either authorized but unissued shares or shares of Treasury Stock or purchased in the open market as directed by the Committee.

ARTICLE IV.	ELIGIBILITY, ENROLLMENT AND MEMBERSHIP

4.1 Eligibility - Every Employee of the Employer on the Effective Date shall become an Eligible Employee when he has been an employee during the 12 previous months and has reached the age of majority in the jurisdiction of his residence.

4.2 Recommencement of Employment by Eligible Employee - Eligibility for a former Employee recommencing employment with the Employer shall be determined under the same rules as a new employee.

4.3 Noneligible Employees - The following Employees are specifically excluded as Members of the Plan:

      a. Directors or Officers of the Company or Shareholders owning more than ten percent (10%) of the outstanding stock of the Company or any other persons who are deemed to be "affiliates" of the Company under the federal securities laws.

      b. Employees who reside in a jurisdiction that prohibits the offer or sale of Stock to its residents or otherwise prohibits or restricts the Plan.

4.4 Enrollment and Membership - The Committee shall notify in writing each Employee who is eligible to join the Plan and shall explain the rights, privileges and duties of a Member of the Plan. Each Eligible Employee may enroll as a Member as of the date on which he becomes eligible in accordance with this Article by completing and delivering to the Committee a form provided therefore by the Committee.

4.5 Termination of Participation by Member - A Member's eligibility and participation in the Plan shall automatically terminate as of the Date of Separation.

ARTICLE V.		CONTRIBUTIONS

5.1 Savings Contribution - For any Plan Year, each Member may elect to contribute to his Account a portion of his Earnings for such Plan Year. The maximum total Savings Contribution during any Plan Year for each Member shall not exceed $1,250.00 for any Member who has up to ten years' Service with the Company; or $2,500.00 for any Member who has more than ten years' Service with the Company.

5.2 Changes and Suspensions of Savings Contributions - A Member may at any time elect to suspend all contributions to his account during a Quarterly Period, but he may not thereafter recommence contributions until the following Quarterly Period. Any such changes shall be in accordance with rules established by the Committee.

5.3 Matching Contributions - As of each Investment Date, the Company shall contribute to each Employee's Account an amount equal to fifteen percent (15%) of the amount of Stock credited to the Employee's Account for each Quarterly Period.

5.4   Application of Contributions - All Savings Contributions made under
Section 5.1 shall be used to purchase Stock in the manner prescribed by
Section 9.1.

ARTICLE VI.		ACCOUNTS OF MEMBERS

6.1 Individual Account for Each Member - The Committee shall maintain an Account for each Member having an amount to his credit and denominated in shares of Stock (and not any monetary value).

6.2 Vesting - A Member's interest in his Account shall at all times be fully vested and nonforfeitable.

ARTICLE VII.	OTHER PROVISIONS AFFECTING MATCHING CONTRIBUTIONS

7.1 Amount of Employer Contributions - The Employers shall contribute to the Plan as are required to fund the matching contributions under Section 5.3. Each Employer's share of the aggregate contribution for a Plan Year shall be that portion of the aggregate contribution attributable to the Employees of that Employer.

7.2 Time of Matching of Contributions - The Matching Contributions to be made pursuant to Section 5.3 shall be credited to the Account of each Member as of the Investment Date.

ARTICLE VIII.	WITHDRAWALS

8.1 Stock Withdrawals - A Member may at any time make withdrawals from his Account of all or a portion of the amounts that have been credited to said Account. Notwithstanding the foregoing, the Committee shall have the right, in its discretion, to create holding periods for shares contained in certain Accounts for the purpose of complying with the local laws and regulations of one or more local jurisdictions where the Members for those Accounts reside so that those Members can derive the full benefits of the Plan.

8.2 Withholding on Withdrawals - Withdrawals under this Plan shall be subject to federal income tax withholding as prescribed by Section 3405 of the Code and the regulations thereunder.

ARTICLE IX.	PURCHASE AND ALLOCATION OF STOCK

9.1 Stock Purchases - The Committee or its agent shall use the aggregate Savings Contribution set forth in Section 5.1 toward the purchase of Stock in the open market in a manner and frequency that the Committee deems advisable. The purchase of or sourcing of Stock for the purpose of matching contributions under Section 5.3 are to be made in the manner and frequency that the Committee deem advisable.

9.2 Allocation of Stock - The aggregate number of shares so purchased shall be apportioned among the Accounts in relation to the amount of the contributions credited thereto. Specifically, for each Quarterly Period, the number of shares allocated to each Member's Account shall be the amount of his Savings Contribution for that Quarterly Period divided by the Investment Price.

9.3 Registration of Stock Ownership - All Stock purchased or credited under this Plan shall be held in the name of the Plan or its administrator for the benefit of the Members and subject to withdrawal by such Members as provided herein.

9.4 Brokerage Fees - All fees in connection with the purchase of the Stock shall be paid by the Employer. The individual Members shall pay all fees in connection with the sale of the Stock.

ARTICLE X.		ADMINISTRATION OF THE PLAN

10.1 Appointment of the Committee - The administration of the Plan, shall be the responsibility of the Committee, which is the administrator of the Plan. The Committee shall consist of at least two persons appointed from time to time by the Board who shall serve at the pleasure of the Board, without compensation, unless otherwise determined by the Board.

10.2 Conduct of Business, Records and Reports of the Committee - The Committee shall conduct its business according to rules it shall adopt consistent with the Plan. The Committee shall keep such written records as it shall deem necessary or proper, which records shall be open to inspection by the Board. The Committee shall prepare and submit to the Board an annual report that shall include information that the Committee deems necessary or advisable.

10.3 Responsibilities of the Board and the Committee - The Board and the Committee, possess certain specified powers, duties, responsibilities and obligations under the Plan. It is intended under this Plan that each be responsible solely for the proper exercise of its own functions and that each shall not be responsible for any act or failure to act of another, unless otherwise responsible as a breach of its fiduciary duty or for breach of duty by another fiduciary under the rules of co-fiduciary responsibility. In general:

      a. The Board is responsible for appointing and removing members of the Committee and for terminating or amending the Plan.

      b. The Committee is responsible for administering the Plan; for adopting such rules and regulations as in the opinion of the Committee are necessary or advisable to implement and administer the Plan and to transact its business, for appointing and removing a record keeper or other agents.

10.4 Allocation or Delegation of Duties and Responsibilities - In furtherance of their duties and responsibilities under the Plan, the Committee without the approval of the Board, may employ agents to carry out nonfiduciary responsibilities and consult with counsel, who may be of counsel to the Company. In addition, the Committee shall specifically adopt rules regarding the following matters:

      a.  the circumstances under which stock certificates shall be issued;

      b.  the disposition of crediting of fractional shares;

      c. the preparation and frequency of reports of the status of Accounts to Members which shall be sent to the Members periodically during the Plan Year;

      d.  the reinvesting and crediting of cash dividends;

      e.  the procedure for addressing claims under the Plan; and

      f.  the manner in which Savings Contributions may be made.

10.5 Expenses - The Employer shall pay the expenses of administering the Plan and the compensation of any employees, agents or counsel of the Committee.

10.6 Indemnification - The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, members of the Committee and employees acting for the Company, and all such former members and employees, for any and all expenses, liabilities, or losses arising out of any act or omission relating to the rendition of services for or the management and administration of the Plan.

ARTICLE XI		AMENDMENT, TERMINATION, OR MERGER

11.1 Amendment - The Board by resolution shall have the right to amend the Plan at any time, provided that no amendment shall be made which would deprive any Member retroactively of his rights under the Plan or make it possible for any part of the assets of the Plan to be used for or diverted to purposes other than for the exclusive benefit of the Members. Any amendment to the Plan shall be subject to stockholder approval if required by SEC rules or the listing requirements of any national securities exchanges or trading systems on which are listed any of the Company's equity securities.

11.2 Termination - The Plan may be terminated by resolution of the Board at any time and for any reason. In the event of the termination or partial termination of the Plan or upon the complete discontinuance of contributions under the Plan, the rights of each affected Member to the entire amount credited to his Account on the date of such termination or discontinuance shall be nonforfeitable and fully vested to the date of termination. Payment of such amounts to each Member upon the termination of the Plan or upon the complete discontinuance of contributions under the Plan, shall be made by the record keeper at such time and in such manner as is directed by the Committee, provided, however, that all Members similarly situated shall be treated in a nondiscriminatory manner.

11.3 Merger - In the case of any merger or consolidation of this Plan and/or the Fund with, or any transfer of the assets or liabilities of the Plan and/or Fund to, any other plan, the terms of such merger, consolidation or transfer shall be such that each Member would receive (in the event of termination of this Plan or its successor immediately thereafter) a benefit which is no less than he would have received in the event of termination of this Plan immediately before such merger, consolidation or transfer.

ARTICLE XII.	SECURITIES LAWS

12.1 Registration - The Company shall not be obligated to register the Plan or Stock purchased pursuant to the Plan under the Securities Act of 1933 or to make or cause to be made any registration relating to the Plan or Stock under the securities laws of any State. The Company shall not be obligated to implement or continue the Plan or to permit any Employee to become a Member unless the Plan or the Stock are effectively registered or exempt from registration under the Securities Act of 1933 and are registered or qualified under or otherwise in compliance with or exempt from any other federal or state law or regulation governing the Plan or the offer and sale of Stock or any securities exchange or other regulation to which the Company, the Plan or Stock might be subject.

ARTICLE XIII.	MISCELLANEOUS

13.1 Employment Rights - Any participation under the Plan shall not be construed as giving an employee a future right of employment with the Company. Employment remains at the will of the Company.

13.2 Rights as Stockholders - When shares of Stock have been credited to a particular Member's Account, that Member shall have all the rights of a stockholder of the Company.

13.3 Adjustment of Shares - In the event of a stock dividend or stock split, the number of shares of Stock in every Account shall be adjusted to reflect the dividend or split. The number of shares reserved for the Plan in Section 3.2 shall likewise be adjusted.

13.4 Headings - The headings are for reference only. In the event of a conflict between a heading and the content of a section, the content of the section shall control.

13.5 Number and Gender - The masculine pronoun when used herein shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

13.6 Governing Law and Construction - Except to the extent preempted by federal law, this Plan and all matters relating to the Plan shall be interpreted and construed under the laws of the State of Illinois.

13.7 Representations Contrary to the Plan - No employee, officer or director of the Company has the authority to alter, vary, or modify the terms of the Plan except by means of an authorized written amendment to the Plan. No verbal or written representations contrary to the terms of the Plan or its written amendments shall be binding upon the Plan, members of the Committee or its delegates, the Board, or the Company.

IN WITNESS WHEREOF, MOLEX INCORPORATED has caused this instrument that represents the Plan restated to contain all amendments to date to be executed by its duly authorized officers on this 30th day of July 2004, effective as of January 1, 2005.


                                                        MOLEX INCORPORATED



ATTEST:                                     By     ____________________________
                                            Its       Chief Executive Officer



By	_______________________
Its		Secretary






                              MOLEX INCORPORATED


                    2004 ANNUAL MEETING OF STOCKHOLDERS

                         October 22, 2004 10:00 a.m.

                            THE SYMPOSIUM THEATER
                              THE WYNDHAM HOTEL

                3000 Warrenville Road, Lisle, Illinois 60532
                               (630) 505-1000



                             GENERAL DIRECTIONS


   Located just North of the "High Tech" East/West Tollway (I-88) Corridor near the Intersection of Naperville and Warrenville Roads


      From the North:

         *  Take I-355 or I-294 to I-88 West

         *  Take I-88 West to Naperville Road exit

      From the South:

         *  Take I-55 North to I-355 OR I-57 to I-294 to I-88 West

         *  Take I-88 West to Naperville Road exit

      From the West:

         *  Take I-88 East to Naperville Road exit

      From the East:

         *  Take the Eisenhower Expressway (I-290) West to I-88 West

         *  Take I-88 West to Naperville Road exit

      Once at the Naperville Road Exit:

         *  Exit Naperville Road to the left (North)

         *  Proceed one block to Warrenville Road (stop light)

         *  Turn right (East)

         * Hotel is 1/2 block on the left hand (North) side of Warrenville Road